Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED BY USG CORPORATION — CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION
EXHIBIT A TO
SECOND AMENDMENT AND
RESTATEMENT AGREEMENT

SECOND AMENDED AND RESTATED
CREDIT AGREEMENT
dated as of January 7, 2009,
among
USG CORPORATION,
as Borrower,
The Lenders Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
GOLDMAN SACHS CREDIT PARTNERS, L.P.,
as Syndication Agent

J.P. MORGAN SECURITIES INC.,
as Sole Bookrunner and Lead Arranger

[CS&M Ref.: 6701-778]

i

SCHEDULES:

Schedule 1.01(a)	—	Existing Letters of Credit
Schedule 1.01(b)	—	Investment Objective and Guidelines
Schedule 1.01(c)	—	Borrowing Base Supplemental Documentation
Schedule 2.01	—	Commitments
Schedule 3.06	—	Disclosed Matters
Schedule 3.12	—	Insurance
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens
Schedule 6.04	—	Existing Investments
Schedule 6.09	—	Existing Restrictions

EXHIBITS:

Exhibit A	—	Form of Assignment and Assumption
Exhibit B	—	Form of Borrowing Base Certificate
Exhibit C	—	Form of Borrowing Request
Exhibit D	—	Form of Interest Election Request
Exhibit E	—	Form of Compliance Certificate
Exhibit F	—	Form of Administrative Questionnaire
Exhibit G	—	Form of Perfection Certificate
Exhibit H	—	Form of Revolving Note

     SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 7, 2009 (this “Agreement”), among USG CORPORATION, a Delaware corporation, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and GOLDMAN SACHS CREDIT PARTNERS, L.P., as Syndication Agent.
          Subject to satisfaction of the conditions set forth in the Amendment and Restatement Agreement dated as of January 7, 2009 (the “Amendment and Restatement Agreement”), among the Borrower, the Required Lenders (as defined in the Existing Credit Agreement referred to below) and the Administrative Agent, the Amended and Restated Credit Agreement dated as of July 31, 2007, among the Borrower, the Lenders party thereto, the Administrative Agent and Goldman Sachs Credit Partners, L.P., as syndication agent (as amended by Amendment No. 1 dated as of February 14, 2008, the “Existing Credit Agreement”), is amended and restated in its entirety to read as provided herein.
ARTICLE I
Definitions
          SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
          “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
          “Account” has the meaning assigned to such term in the Security Agreement.
          “Account Debtor” means any Person obligated on an Account.
          “Act” has the meaning assigned to such term in Section 9.13.
          “Adjusted Eligible Accounts” means, at any time, the Eligible Accounts at such time minus the Dilution Reserve at such time.
          “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (except in the case of the determination of the Adjusted LIBO Rate for purposes of clause (c) of the definition of the term “Alternate Base Rate”, rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.
          “Administrative Agent” means JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders hereunder, and its successors in such capacity as provided in Article VIII.
          “Administrative Questionnaire” means an administrative questionnaire, substantially in the form of Exhibit F or any other form approved by the Administrative Agent.
          “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that for purposes of (a) Section 9.04(b)(i), the term

“Affiliate” shall also include any person that directly, or indirectly through one or more intermediaries, owns 10% or more of any class of Equity Interests of the Person specified or that is an officer or director of the Person specified and (b) the definition of the term “Eligible Accounts”, an “Affiliate” of the Collateral Parties shall not be deemed to include (i) Berkshire (or any of its Affiliates, other than the Borrower or any of the Subsidiaries), (ii) Gebr. Knauf Verwaltungsgesellschaft KG (or any of its Affiliates, other than the Borrower or any of the Subsidiaries) and (iii) with respect to Accounts in an amount less than $100,000 per person at any time outstanding arising in the ordinary course of business of the Collateral Parties, any officer, director or employee of any Loan Party. For purposes of the foregoing, the parties hereto acknowledge that, as of the Restatement Effective Date, neither Berkshire nor Gebr. Knauf Verwaltungsgesellschaft KG is an Affiliate of the Borrower or any of the Subsidiaries, except as provided in clause (a) of the immediately-preceding proviso as a result of such entity’s ownership of Equity Interests of the Borrower.
          “Affiliated Account Debtor” means, with respect to any Account Debtor and solely to the extent that any Loan Party has knowledge of such ownership, another Person (a) that directly, or indirectly through one or more intermediaries, owns 25% or more of the voting Equity Interests of such Account Debtor or (b) of which 25% or more of the voting Equity Interests of such Person is directly, or indirectly through one or more intermediaries, owned by such Account Debtor or by any Person described in clause (a) of this definition.
          “Agreement” has the meaning assigned to such term in the preamble to this Agreement.
          “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the Adjusted LIBO Rate announced on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a one-month interest period beginning two Business Days after such day plus 1%, provided that, for the avoidance of doubt, the LIBO Rate used to determined the Adjusted LIBO Rate announced on any day (as referenced in the immediately preceding clause (c)) shall be based on the rate appearing on the Reuters “LIBOR01” screen displaying British Bankers’ Association Settlement Rates (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day (or, if such day is not a Business Day in connection with a Eurocurrency Loan, on the immediately preceding Business Day) for a one-month interest period beginning two Business Days after such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.
          “Amendment and Restatement Agreement” has the meaning assigned to such term in the preamble hereto.
          “Applicable Percentage” means, at any time with respect to any Revolving Lender, the percentage of the aggregate Revolving Commitments represented by such Lender’s Revolving Commitment at such time. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments of Revolving Loans, LC Exposures and Swingline Exposure that occur after such termination or expiration.
          “Applicable Rate” means, for any day with respect to any ABR Loan or Eurodollar Loan, 3.00% per annum.

          “Approved Fund” has the meaning assigned to such term in Section 9.04(b).
          “Arranger” means J.P. Morgan Securities Inc.
          “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.
          “Augmenting Lender” has the meaning assigned to such term in Section 2.19(a).
          “Available Finished Good Inventory” means, at any time, the lesser of (a) 60% of an amount equal to (x) the Eligible Finished Goods Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) Inventory Reserves applicable thereto and (b) 85% of the product of (i) the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal provided to the Administrative Agent in accordance with the terms hereof multiplied by (ii) an amount equal to (x) the Eligible Finished Goods Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) any Inventory Reserves applicable thereto.
          “Available Raw Materials Inventory” means, at any time, the lesser of (a) 60% of an amount equal to (x) the Eligible Raw Materials Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) Inventory Reserves applicable thereto and (b) 85% of the product of (i) the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal provided to the Administrative Agent in accordance with the terms hereof multiplied by (ii) an amount equal to (x) the Eligible Raw Materials Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) any Inventory Reserves applicable thereto.
          “Available WIP Inventory” means, at any time, the lesser of (a) 60% of an amount equal to (x) the Eligible WIP Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) Inventory Reserves applicable thereto and (b) 85% of the product of (i) the Net Orderly Liquidation Value percentage identified in the most recent Inventory appraisal provided to the Administrative Agent in accordance with the terms hereof multiplied by (ii) an amount equal to (x) the Eligible WIP Inventory (valued at the lower of cost (determined on a first-in, first-out basis) or market value) at such time less (y) any Inventory Reserves applicable thereto.
          “Availability Period” means the period from and including the Business Day immediately following the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments.
          “Banking Services” means each and any of the following bank services provided to any Loan Party by any Lender or any of its Affiliates: (a) commercial credit cards and cardless e-payables services, (b) stored value cards and (c) treasury management services (including controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services).
          “Banking Services Obligations” of the Loan Parties means any and all obligations (including obligations existing as of the Restatement Effective Date) of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), in connection with Banking Services.

          “Berkshire” means Berkshire Hathaway Inc., a Delaware corporation.
          “Board” means the Board of Governors of the Federal Reserve System of the U.S.
          “Borrower” means USG Corporation, a Delaware corporation.
          “Borrowing” means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, (b) a Swingline Loan and (c) an Overadvance.
          “Borrowing Base” means, at any time, an amount equal to the sum of (a) 85% of the Adjusted Eligible Accounts at such time plus (b) the sum of (i) Available Finished Goods Inventory, (ii) Available Raw Materials Inventory and (iii) Available WIP Inventory, in each case at such time, less (c) without duplication of other Reserves included in the foregoing components of the Borrowing Base, the amount of any other Reserves established by the Administrative Agent in its Permitted Discretion at such time. The Administrative Agent may, in its Permitted Discretion and based on new information or a change in circumstances, adjust Reserves, with any such change to be effective three Business Days after delivery of notice thereof to the Borrower and the Lenders. Subject to the immediately preceding sentence, the Borrowing Base at any time shall be determined by reference to the Borrowing Base Certificate most recently delivered to the Administrative Agent pursuant to Section 5.01(e) (or, in the case of the initial Borrowing Base Certificate delivered in connection with this Agreement, pursuant to Section 5(f) of the Amendment and Restatement Agreement), subject to adjustments made by the Administrative Agent in its Permitted Discretion to address any events or conditions relating to any of the Collateral occurring on or after the date with respect to which such Borrowing Base Certificate relates.
          “Borrowing Base Certificate” means a certificate, signed and certified as accurate and complete by a Financial Officer, in substantially the form of Exhibit B or another form which is reasonably acceptable to each of the Administrative Agent and the Borrower.
          “Borrowing Base Supplemental Documentation” means the documentation listed on Schedule 1.01(c).
          “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.
          “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.
          “Capital Expenditures” means, for any period, without duplication, any expenditure for any purchase or other acquisition of any asset that would be classified as a capital expenditure in the financial statements of the Borrower and the Subsidiaries for such period, prepared in accordance with GAAP.
          “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          “Cash Dominion Period” means any period in which full cash dominion is in effect pursuant to Section 7.03 of the Security Agreement (which, for purposes of clarity, shall be during any of (a) each period beginning on the date on which Excess Availability shall have been less than the Threshold Amount for five consecutive Business Days and ending on the first date thereafter on which Excess Availability shall have been equal to or greater than the Threshold Amount for 30 consecutive calendar days and (b) the continuation of any Event of Default). As contemplated by Section 7.03 of the Security Agreement, the Cash Dominion Period, if any, that commences during the second Cash Dominion Termination Period (as such term is defined in the Security Agreement), or after the acceleration of the Loans and/or the termination of the Commitments in accordance with Article VII, shall be deemed to continue until such time as the Security Agreement is terminated in accordance with the terms thereof.
          “Cdn$” refers to lawful money of Canada.
          “Change in Control” means (a) the ownership, directly or indirectly, beneficially or of record, by any Person or group (in each case, within the meaning of the Securities Exchange Act and the rules of the SEC thereunder as in effect on the Effective Date) other than the Restricted Group (or any of them) of Equity Securities representing more than 25% of the aggregate ordinary voting power represented by Voting Securities of the Borrower (determined on a Fully Diluted Basis) or (b) the ownership, directly or indirectly, beneficially or of record, by the Restricted Group (or any of them) of Equity Securities representing more than 40% of the aggregate ordinary voting power represented by the Voting Securities of the Borrower (determined on a Fully Diluted Basis).
          “Change in Law” means (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender’s or the Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date.
          “CLO” has the meaning assigned to such term in Section 9.04(b).
          “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          “Collateral” has the meaning assigned to such term in the Security Agreement.
          “Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement.
          “Collateral Documents” means, collectively, the Security Agreement, the Deposit Account Control Agreements, the Collateral Access Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.10 to secure any of the Secured Obligations.
          “Collateral Parties” means, collectively, the Loan Parties (other than any Subsidiary that is not a wholly-owned Subsidiary).
          “Collection Account” has the meaning assigned to such term in the Security Agreement.
          “Commitment” means (a) with respect to any Revolving Lender, such Lender’s Revolving Commitment and (b) with respect to the Swingline Lender, its Swingline Commitment.

          “Commitment Increase Amendment” has the meaning assigned to such term in Section 2.19(b).
          “Consolidated Cash Interest Expense” means, for any period, the sum, without duplication, of (a) the total net consolidated interest expense of the Borrower and the Subsidiaries for such period (as shown on a consolidated income statement of the Borrower for such period) plus (b) all cash dividends paid or payable during such period in respect of Disqualified Equity Interests of the Borrower or any Subsidiary (but expressly excluding any such dividends paid or payable to the Borrower or any Subsidiary).
          “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period before interest, taxes, depreciation, amortization and other non-cash adjustments (other than adjustments relating to minority interest expense) to Consolidated Net Income for such period, provided that Consolidated EBITDA shall be decreased by the amount of any cash expenditures in such period relating to non-cash adjustments added back to Consolidated EBITDA in any prior period.
          “Consolidated Net Income” means, for any period, the net income or loss of the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding any extraordinary gains or losses of the Borrower and the Subsidiaries for such period.
          “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
          “Convertible Securities” means securities of the Borrower that are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities.
          “Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
          “Defaulting Lender” means any Revolving Lender, as determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit, Swingline Loans or Overadvances within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within three Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit, Swingline Loans and Overadvances, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

          “Deposit Account Control Agreement” has the meaning assigned to such term in the Security Agreement.
          “Dilution Factors” means, without duplication of any reduction to the balance of any Account, with respect to any period, the aggregate amount of all deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits (including all volume discounts, trade discounts and rebates) that are recorded to reduce Accounts of the Collateral Parties in a manner consistent with current and historical accounting practices of the Collateral Parties.
          “Dilution Ratio” means, at any time, the amount (expressed as a percentage), calculated in connection with the delivery of the Borrowing Base Certificate for the calendar month most recently ended, equal to (a) the aggregate amount of the applicable Dilution Factors in respect of the Accounts of the Collateral Parties for the twelve-calendar-month period ended as of the last day of such calendar month divided by (b) total gross invoices of the Collateral Parties for such twelve-calendar-month period.
          “Dilution Reserve” means, at any time, the product of (a) the excess of (i) the applicable Dilution Ratio at such time over (ii) 5.00%, multiplied by (b) the aggregate amount of Eligible Accounts at such time.
          “Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06 or in any SEC Filing.
          “Disqualified Equity Interests” means Equity Interests that (a) mature or are mandatorily redeemable or subject to mandatory repurchase or redemption or repurchase at the option of the holders thereof (including those Equity Interests that may be required to be redeemed upon the failure to maintain or achieve any financial performance standards), in each case in whole or in part and whether upon the occurrence of any event, pursuant to a sinking fund obligation on a fixed date or otherwise, prior to the date that is 180 days after the Maturity Date (other than (i) upon payment in full of the Obligations, reduction of the LC Exposure to zero and termination of the Commitments or (ii) upon a “change in control”, provided that any payment required pursuant to this clause (ii) is contractually subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent and such requirement is applicable only in circumstances that are market on the date of issuance of such Equity Interests) or (b) are convertible or exchangeable, automatically or at the option of any holder thereof, into any Indebtedness or Equity Interests or other assets, in each case, other than Qualified Equity Interests prior to the date that is 180 days after the Maturity Date (other than (i) upon payment in full of the Obligations, reduction of the LC Exposure to zero and termination of the Commitments or (ii) upon a “change in control”, provided that any conversion or exchange required pursuant to this clause (ii) is contractually subordinated in right of payment to the Obligations on terms reasonably satisfactory to the Administrative Agent and such requirement is applicable only in circumstances that are market on the date of issuance of such Equity Interests).
          “dollars” or “$” refers to lawful money of the U.S.
          “Domestic Material Subsidiary” means any Material Subsidiary that is organized under the laws of the U.S., any State thereof or the District of Columbia.
          “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the U.S., any State thereof or the District of Columbia.
          “Effective Date” means August 2, 2006.

          “Eligible Accounts” means, at any time, the Accounts of the Collateral Parties, but excluding any Account:
     (a) that is not subject to a first-priority perfected security interest in favor of the Administrative Agent;
     (b) that is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) a Lien permitted under clauses (i) through (iv), (vi) or (xi) of Section 6.02 that does not have priority over the Lien in favor of the Administrative Agent;
     (c) with respect to which the scheduled due date is more than 60 days after the original invoice date, is unpaid more than 90 days after the date of the original invoice therefor or more than 30 days after the original due date, or which has been written off the books of the applicable Collateral Party or otherwise designated as uncollectible (in determining the aggregate unpaid amount owing from each Account Debtor with respect to Accounts that are unpaid either more than 90 days after the date of the original invoice therefor or more than 30 days after the original due date, such aggregate amount shall not be reduced to give effect to any credits extended by, or amounts owing from, the Collateral Parties to such Account Debtor);
     (d) that is owing by an Account Debtor for which more than 50% of the Accounts owing from such Account Debtor and its Affiliated Account Debtors are ineligible under clause (c) of this definition;
     (e) that is owing by an Account Debtor to the extent the aggregate amount of Accounts owing from such Account Debtor and its Affiliated Account Debtors to all Collateral Parties exceeds (i) if the corporate credit rating of such Account Debtor is BBB- or higher by S&P and the corporate family rating of such Account Debtor is Baa3 or higher by Moody’s, 20% of the aggregate amount of all Eligible Accounts at such time or (ii) if the corporate credit rating and the corporate family rating of such Account Debtor are otherwise (or if such Account Debtor does not have a corporate credit rating or a corporate family rating from S&P and Moody’s, respectively), 15% of the aggregate amount of all Eligible Accounts at such time;
     (f) with respect to which any covenant, representation, or warranty contained in any Loan Document has been breached or is not true;
     (g) that (i) does not arise from the sale of goods or performance of services in the applicable Collateral Party’s ordinary course of business, (ii) is not evidenced by an invoice or other documentation reasonably satisfactory to the Administrative Agent that has been sent to the Account Debtor, (iii) represents a progress billing, (iv) is contingent upon any Collateral Party’s completion of any further performance, (v) represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment, cash-on-delivery or any other repurchase or return basis or (vi) relates to payments of interest;
     (h) for which the goods giving rise to such Account have not been shipped or delivered to the Account Debtor (or its designee) or for which the services giving rise to such Account have not been performed by any Collateral Party or if such Account was invoiced more than once, provided that any Account for which the invoice has been corrected due to billing errors and resent to the applicable Account Debtor shall not be deemed to have been invoiced more than once for purposes of this clause (h);
     (i) with respect to which any check or other instrument of payment therefor has been returned uncollected for any reason;

     (j) that is owed by an Account Debtor that has (i) applied for, suffered, or consented to the appointment of any receiver, custodian, trustee or liquidator of its assets, (ii) had possession of all or a material part of its property taken by any receiver, custodian, trustee or liquidator, (iii) filed, or had filed against it, any request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as bankrupt, winding-up or voluntary or involuntary case under any state or federal bankruptcy laws, (iv) admitted in writing its inability, or is generally unable to, pay its debts as they become due, (v) become insolvent or (vi) ceased operation of its business;
     (k) that is owed by any Account Debtor that has sold all or substantially all of its assets (it being understood, for purposes of clarity, that any Account that is transferred to the purchaser of all or substantially all of an Account Debtor’s assets in connection with any such sale shall be an Account owed by such purchaser and shall not be deemed to be ineligible as a result of the application of this clause (k));
     (l) that is owed by an Account Debtor that (i) does not maintain its chief executive office in the U.S. (including any State thereof, the District of Columbia and, at the Administrative Agent’s discretion following a request therefor by the Borrower (and following the completion of, and the Administrative Agent’s satisfaction with, due diligence deemed to be necessary by the Administrative Agent), any territory thereof (including Puerto Rico, the U.S. Virgin Islands and Guam)), (ii) is not otherwise a resident of the U.S. (including any State thereof, the District of Columbia and, at the Administrative Agent’s discretion following a request therefor by the Borrower (and following the completion of, and the Administrative Agent’s satisfaction with, due diligence deemed to be necessary by the Administrative Agent), any territory thereof (including Puerto Rico, the U.S. Virgin Islands and Guam)) for purposes of establishing jurisdiction in the U.S. over such Account Debtor and (iii) is not organized under the applicable law of (A) the U.S. or any State or territory thereof (including Puerto Rico, the U.S. Virgin Islands and Guam) or the District of Columbia or (B) Canada or any province thereof, in each case unless such Account is backed by a letter of credit, bankers acceptance or other credit support that is acceptable to the Administrative Agent and that is in the possession of, has been assigned to and is drawable directly by the Administrative Agent;
     (m) that is owed in any currency other than dollars;
     (n) that is owed by (i) the government (or any department, agency, public corporation, or instrumentality thereof) of any country other than the U.S. unless such Account is backed by a letter of credit, bankers acceptance or other credit support that is acceptable to the Administrative Agent and that is in the possession of, has been assigned to and is drawable directly by the Administrative Agent, or (ii) the government of the U.S., or any department, agency, public corporation, or instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq. and 41 U.S.C. § 15 et seq.), and any other steps necessary to perfect the Lien of the Administrative Agent in such Account, have been complied with to the Administrative Agent’s reasonable satisfaction;
     (o) that is owed by (i) any Affiliate of any Collateral Party or (ii) to the extent not otherwise constituting an Affiliate of any Collateral Party, any employee, officer, director or agent of any Collateral Party (other than, in the case of this clause (ii), any Account in an amount less than $100,000 per person at any time outstanding arising in the ordinary course of business of the Collateral Parties);
     (p) that is owed by an Account Debtor to which (or to whose Affiliated Account Debtor) any Collateral Party is indebted, but only to the extent of such indebtedness or is subject to any security, deposit, progress payment, retainage or other similar advance made by or for the benefit of an Account Debtor, in each case to the extent thereof;
     (q) that is subject to any counterclaim, deduction, defense, setoff or dispute but only to the extent of any such counterclaim, deduction, defense, setoff or dispute;
     (r) that is evidenced by any promissory note, chattel paper, or instrument;
     (s) that is owed by an Account Debtor located in any jurisdiction which requires filing of a “Notice of Business Activities Report” or other similar report in order to permit the applicable Collateral Party to seek judicial enforcement in such jurisdiction of payment of such Account, unless such Collateral Party has filed such report or qualified to do business in such jurisdiction, provided that any Account that would be an Eligible Account but for a failure to file such report or qualify to do business in the applicable jurisdiction shall be deemed to be an Eligible Account if such failure to file or qualify may be retroactively cured by the payment of a nominal amount;
     (t) with respect to which the applicable Collateral Party has made any agreement with the Account Debtor for any reduction thereof, other than discounts and adjustments given in the ordinary course of business, or any Account which was partially paid and such Collateral Party created a new receivable for the unpaid portion of such Account;
     (u) that does not comply in all material respects with the requirements of all applicable laws and regulations, whether Federal, state or local, including without limitation the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board;
     (v) that is for goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than a Collateral Party has an ownership interest in such goods, or which indicates any party other than a Collateral Party as payee or remittance party;
     (w) that was created on cash on delivery terms; or
     (x) that the Administrative Agent determines in its Permitted Discretion may not be collectible from the Account Debtor for any reason.
          In determining the amount of an Eligible Account, the face amount of an Account may, in the Administrative Agent’s Permitted Discretion, be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that such Collateral Party may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by such Collateral Party to reduce the amount of such Account.
          “Eligible Finished Goods Inventory” means Eligible Inventory consisting of finished goods available for sale (as determined in a manner acceptable to the Administrative Agent in its Permitted Discretion and consistent with past practices).
          “Eligible Inventory” means, at any time, the Inventory of the Collateral Parties, but excluding any Inventory:

     (a) that is not subject to a first priority perfected Lien in favor of the Administrative Agent;
     (b) that is subject to any Lien other than (i) a Lien in favor of the Administrative Agent and (ii) any Lien permitted under clauses (i) through (iv), (vi) or (xi) of Section 6.02 that does not have priority over the Lien in favor of the Administrative Agent;
     (c) with respect to which any covenant, representation, or warranty contained in any Loan Document has been breached or is not true and which does not conform to all standards imposed by any applicable Governmental Authority;
     (d) in which any Person other than any Collateral Party shall (i) have any direct or indirect ownership, interest or title to such Inventory or (ii) be indicated on any purchase order or invoice with respect to such Inventory as having or purporting to have an interest therein;
     (e) that constitutes spare or replacement parts (other than those held for sale in the ordinary course of business), packaging and shipping material, manufacturing supplies, samples, prototypes, displays or display items, goods that are returned or marked for return, repossessed goods, defective or damaged goods, goods held on consignment (other than those on consignment with customers and subject to a Collateral Access Agreement) or goods that are not of a type held for sale in the ordinary course of business;
     (f) that is not located in the U.S. or is in transit with a common carrier from vendors and suppliers;
     (g) that is located in any location leased by a Collateral Party unless (i) the lessor has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may reasonably request or (ii) a Rent Reserve has been established by the Administrative Agent with respect to such Inventory, provided that any Inventory located at any such location where Inventory on-hand has a book value of less than $100,000 shall not constitute Eligible Inventory;
     (h) that is located in any third party warehouse or other storage facility or is in the possession of a bailee (other than a third party processor) and is not evidenced by a document (other than bills of lading to the extent permitted by clause (f) above), unless (i) such warehouseman or bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may reasonably request or (ii) a Rent Reserve has been established by the Administrative Agent with respect to such Inventory, provided that any Inventory located at any such location where Inventory on-hand has a book value of less than $100,000 shall not constitute Eligible Inventory;
     (i) that is being processed offsite at a third party location or outside processor unless (i) such bailee has delivered to the Administrative Agent a Collateral Access Agreement and such other documentation as the Administrative Agent may reasonably request or (ii) a Rent Reserve has been established by the Administrative Agent with respect to such Inventory, provided that any Inventory located at any such location where Inventory on-hand has a book value of less than $100,000 shall not constitute Eligible Inventory;
     (j) that is a discontinued product or component thereof;

     (k) that is the subject of a consignment by such Collateral Party as consignor;
     (l) that is not reflected in a current perpetual inventory report of the applicable Collateral Party;
     (m) for which reclamation rights have been asserted by the seller;
     (n) that consists of detonators, explosives or any similar device; or
     (o) that the Administrative Agent determines in its Permitted Discretion is unacceptable.
          In determining the value of the Inventory (on a cost basis) at any time, there shall be deducted (x) the aggregate amount of restocking and delivery fees associated with such Inventory and (y) that portion of the cost of such Inventory attributable to intercompany profits among the applicable Collateral Party and its Affiliates.
          “Eligible Raw Material Inventory” means Eligible Inventory consisting of raw materials (as determined in a manner acceptable to the Administrative Agent in its Permitted Discretion and consistent with past practices).
          “Eligible WIP Inventory” means Eligible Inventory consisting of work-in-process related to manufacturing of Inventory sold by any Collateral Party in the ordinary course of its business (as determined in a manner acceptable to the Administrative Agent in its Permitted Discretion and consistent with past practices).
          “Environmental Laws” means all treaties, laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to the environment, the preservation or reclamation of natural resources, the generation, management, use, presence, Release or threatened Release of, or exposure to, any Hazardous Material or to health and safety matters.
          “Environmental Liability” means liabilities, obligations, claims, actions, suits, judgments, or orders under or relating to any Environmental Law for any damages, injunctive relief, losses, fines, penalties, fees, expenses (including reasonable fees and expenses of attorneys and consultants) or costs, whether contingent or otherwise, including those arising from or relating to (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
          “Equity Commitment Agreement” means the Equity Commitment Agreement between the Borrower and Berkshire dated January 30, 2006, as amended by Amendment No. 1 thereto dated February 23, 2006.
          “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.
          “Equity Securities” means, collectively, Voting Securities, Convertible Securities and Rights to Purchase Voting Securities.

          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
          “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.
          “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
          “Event of Default” has the meaning assigned to such term in Article VII.
          “Excess Availability” means, at any time, an amount equal to (a) the lesser of (i) the aggregate Revolving Commitments of all Revolving Lenders and (ii) the Borrowing Base, in each case at such time, minus (b) the aggregate Revolving Exposure of all Revolving Lenders at such time.
          “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the U.S., or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the U.S. or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any U.S. withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any, or, in the case of an SPV, its Granting Lender) was entitled, at the time of designation of a new lending office (or assignment or grant, as applicable), to receive additional amounts from the Borrower with respect to any withholding Tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender’s failure to comply with Section 2.16(f).
          “Existing Credit Agreement” has the meaning assigned to such term in the preamble hereto.

          “Existing Letters of Credit” means the letters of credit previously issued for the account of the Borrower or any Subsidiary pursuant to the Existing Credit Agreement and listed on Schedule 1.01(a).
          “Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.
          “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of the Borrower.
          “Fixed Charges” means, with reference to any period, without duplication, (a) the sum of (i) Consolidated Cash Interest Expense for such period and (ii) any interest accrued and paid in cash during such period in respect of Indebtedness of the Borrower or any Subsidiary that is required to be capitalized rather than included in total net consolidated interest expense for such period in accordance with GAAP, plus (b) principal payments scheduled to be made by the Borrower or any Subsidiary on Indebtedness during such period (regardless of whether such payment is actually made in such period, but giving effect to any reductions thereof resulting from any prepayment thereof in any earlier period), plus (c) prepayments of principal made by the Borrower or any Subsidiary on Indebtedness during such period that reduce the scheduled principal payments in respect of such Indebtedness required to be paid in any subsequent period, plus (d) expense for Taxes paid in cash during such period, plus (e) Restricted Payments paid in cash during such period by the Borrower or any Subsidiary (other than any such Restricted Payments paid to the Borrower or any Subsidiary), plus (f) cash contributions during such period to any Plan, plus (g) Capital Lease Obligation payments made during such period, all calculated for the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP.
          “Fixed Charge Coverage Ratio” means the ratio, determined as of the end of each fiscal quarter of the Borrower for the most-recently ended four fiscal quarters, of (a) Consolidated EBITDA for such four-fiscal-quarter period plus the aggregate amount of Transaction Costs incurred or accrued during such four-fiscal-quarter period minus the unfinanced portion of Capital Expenditures for such four-fiscal-quarter period to (b) Fixed Charges for such four-fiscal-quarter period, all calculated for the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP.
          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the U.S., each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
          “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.
          “Fully Diluted Basis” means, with respect to the determination of whether a Change in Control has occurred, the Voting Securities that would be outstanding after giving effect to the conversion or exchange of all outstanding Convertible Securities and the exercise of all outstanding Rights to Purchase Voting Securities, in each case, whether or not presently convertible, exchangeable or exercisable.
          “GAAP” means generally accepted accounting principles in the U.S.

          “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) having jurisdiction over the Borrower, any Subsidiary or any Lender as the context may require.
          “Granting Lender” has the meaning assigned to such term in Section 9.04(e).
          “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
          “Guarantee Agreement” means the Guarantee Agreement, dated as of the date hereof, among the Loan Parties and the Administrative Agent, for the benefit of the Secured Parties.
          “Hazardous Materials” means (a) any petroleum products or byproducts and all other hydrocarbons, radon gas, asbestos or asbestos-containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances; or (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.
          “Incur” means create, incur, assume, Guarantee or otherwise become responsible for, and “Incurred” and “Incurrence” shall have correlative meanings.
          “Indebtedness” of any Person means, without duplication and excluding trade accounts payable incurred in the ordinary course of business, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; provided, however, that so long as such Person is not obligated under such Indebtedness other than with respect to such Lien, such Indebtedness shall be considered to be Indebtedness of such Person only to the extent of the lesser of the value of (i) any limit in value of the Lien or (ii) the value of the property that is subject to any such Lien, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such

Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, in connection with any acquisition, the term “Indebtedness” shall not include contingent post-closing purchase price adjustments, non-compete payments or earn-outs to which the seller in such acquisition may become entitled.
          “Indemnified Taxes” means Taxes other than Excluded Taxes.
          “Interest Election Request” means a request by the Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.07.
          “Interest Payment Date” means (a) with respect to any ABR Loan (including a Swingline Loan), the last day of each March, June, September and December and the Maturity Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.
          “Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
          “Inventory” has the meaning assigned to such term in the Security Agreement.
          “Inventory Reserves” shall mean, without duplication of any other applicable Reserves or eligibility exclusions, reserves against Inventory equal to the sum of the following:
     (a) a reserve for shrink, or discrepancies that arise pertaining to Inventory quantities on hand between a Collateral Party’s perpetual accounting system, and physical counts of the Inventory which will be based on the applicable Collateral Party’s historical practice and experience and in an amount acceptable to the Administrative Agent in its Permitted Discretion;
     (b) a reserve determined by the Borrower in accordance with GAAP and satisfactory to the Administrative Agent in its Permitted Discretion for Inventory that is discontinued, obsolete, slow-moving, unmerchantable, defective or unfit for sale;
     (c) the lower of the cost or market reserve for any differences between the applicable Collateral Party’s actual cost to produce such Inventory and the selling price of such Inventory to third parties;

     (d) a reserve whereby capitalized favorable variances under the standard cost method of accounting shall be deducted from Eligible Inventory and unfavorable variances thereunder shall not be added to Eligible Inventory;
     (e) a reserve for vendor rebates owed to a Collateral Party; and
     (f) any other reserve as deemed appropriate by the Administrative Agent in its Permitted Discretion from time to time.
          “Issuing Bank” means, as the context may require, (a) (i) JPMCB and (ii) any other consenting Revolving Lender, in each case satisfactory to the Borrower and the Administrative Agent, in each case in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i), and (b) with respect to each Existing Letter of Credit, the Lender that issued such Existing Letter of Credit. The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank reasonably acceptable to the Borrower, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.
          “JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors.
          “LC Disbursement” means a payment made by the Issuing Bank pursuant to a Letter of Credit.
          “LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time and (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate LC Exposure at such time.
          “Lenders” means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to Section 2.19 or Section 9.04, other than any such Person that ceases to be a party hereto pursuant to Section 9.04. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.
          “Letter of Credit” means any letter of credit issued pursuant to this Agreement (including each Existing Letter of Credit).
          “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on the Reuters “LIBOR01” screen displaying British Bankers’ Association Interest Settlement Rates (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of an amount comparable to the amount of such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
          “Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, the Amendment and Restatement Agreement, the Collateral Documents, the Guarantee Agreement and all other agreements, instruments, documents and certificates identified in Section 5 of the Amendment and Restatement Agreement executed and delivered to, or in favor of, the Administrative Agent, the Issuing Bank or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent, the Issuing Bank or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.
          “Loan Party” means (a) the Borrower, (b) each Domestic Material Subsidiary, other than any Domestic Material Subsidiary that is not required to become a Loan Party in accordance with Section 5.10(a), and (c) each other Domestic Subsidiary designated by the Borrower, on or after the Restatement Effective Date, in writing to the Administrative Agent to be a “Loan Party” hereunder to the extent that the requirements of Section 5.10 have been satisfied with respect to such Domestic Subsidiary as if such Domestic Subsidiary were a Domestic Material Subsidiary (it being understood that any such Subsidiary so designated shall be deemed to be a Material Subsidiary for purposes of the Loan Documents).
          “Loans” means the loans made by the Administrative Agent or the Lenders to the Borrower pursuant to this Agreement, including Swingline Loans and Overadvances, as well as any loans made by the Lenders to the Borrower that are outstanding under the Existing Credit Agreement on the Restatement Effective Date (which loans shall remain outstanding hereunder on the terms set forth herein).
          “Material Adverse Effect” means a material adverse effect on (a) the business, assets or condition, financial or otherwise, of the Borrower and the Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform its material obligations under any Loan Document or (c) the material rights of or benefits available to the Lenders under any Loan Document.
          “Material Indebtedness” means Indebtedness (other than the Loans and the Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.
          “Material Subsidiary” means, at any time, (a) United States Gypsum Company, a Delaware corporation, (b) USG Interiors, Inc., a Delaware corporation, (c) L&W Supply Corporation, a Delaware corporation, (d) California Wholesale Material Supply, LLC, a Delaware limited liability company, (e) Otsego Paper, Inc., a Delaware corporation, (f) USG Foreign Investments, Ltd., a Delaware corporation, (g) Livonia Building Materials, LLC, a Michigan limited liability company, (h) River City

Materials, Inc., an Arkansas corporation, and (i) each other Subsidiary that is, on or after the Restatement Effective Date, determined to be a “significant subsidiary” (as such term is defined in Regulation S-X) of the Borrower as and when required to be determined in accordance with the periodic and current reporting requirements under the Securities Exchange Act as well as Regulation S-X (it being understood that the determination as to whether any Subsidiary is a “significant subsidiary” shall be made at least annually in connection with the preparation of the annual financial statements of the Borrower).
          “Maturity Date” means August 2, 2012, or any earlier date on which the Revolving Commitments are reduced to zero or are otherwise terminated pursuant to the terms hereof.
          “Moody’s” means Moody’s Investors Service, Inc.
          “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
          “Net Orderly Liquidation Value” means, with respect to Inventory of any Person, the orderly liquidation value thereof as determined in a manner acceptable to the Administrative Agent by an appraiser acceptable to the Administrative Agent in its Permitted Discretion (including pursuant to an appraisal requested by the Borrower in accordance with Section 5.07(c)), net of all costs of liquidation thereof.
          “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(c).
          “Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Secured Parties under any Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to any Loan Document and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to each Loan Document.
          “Other Taxes” means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.
          “Overadvance” has the meaning assigned to such term in Section 2.04(d).
          “Participant” has the meaning assigned to such term in Section 9.04(c)(i).
          “Participant Register” has the meaning assigned to such term in Section 9.04(c)(ii).
          “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

          “Perfection Certificate” means a certificate, dated as of the Restatement Effective Date, delivered by the Borrower on behalf of the Collateral Parties and in the form of Exhibit G.
          “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment.
          “Permitted Encumbrances” means:
     (a) Liens imposed by law for taxes, assessments or other governmental charges that are not yet due or are being contested in compliance with Section 5.04;
     (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlords’ and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.04;
     (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
     (d) pledges and deposits to secure the performance of bids, trade contracts, leases, tenders, statutory obligations, surety stay, customs and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;
     (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;
     (f) easements, zoning restrictions, rights-of-way, covenants and similar encumbrances on real property that do not secure any monetary obligations and do not materially detract from the value of the affected property or materially interfere with the ordinary conduct of business of the Borrower or any Subsidiary;
     (g) Liens created by sale contracts documenting unconsummated asset dispositions permitted pursuant to this Agreement, provided that such liens attach only to assets subject to such sales contracts;
     (h) Liens consisting of the interest of the lessee under any lease or sublease granted to others by the Borrower or its Subsidiaries in its ordinary course of business, provided that such liens attach only to the assets subject to such lease or sublease;
     (i) customary rights of setoff, revocation, refund or chargeback under deposit agreements or under the UCC of banks or other financial institutions where the Borrower or any Subsidiary maintains deposits in the ordinary course of business;
     (j) Liens arising from the granting of a license to any Person in the ordinary course of business of the Borrower or any Subsidiary, provided that such liens attach only to the assets subject to such license and the granting of such license is permitted hereunder;
     (k) Liens attaching to cash earnest money deposits made by the Borrower or any Subsidiary in connection with any letter of intent or purchase agreement permitted under Section 6.04;
     (l) Liens arising by operation of law or contract on insurance policies and the proceeds thereof to secure premiums thereunder;

     (m) Liens incurred with respect to rights of agents for collection for the Borrower and the Subsidiaries under assignments of chattel paper, accounts, instruments or general intangibles for purposes of collection in the ordinary course of business; and
     (n) Liens in favor of customs and revenues authorities that secure payment of customs duties in connection with the importation of goods, provided that such Liens attach solely to such goods being so imported and in respect of which such duties are owing, provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.
          “Permitted Investments” means any investment permitted pursuant to the Borrower’s Statement of Investment Objective and Guidelines in effect on the Restatement Effective Date as set forth on Schedule 1.01(b), as the same may be amended from time to time in a manner not adverse to the Lenders unless otherwise consented to in writing by the Administrative Agent (such consent not to be unreasonably withheld).
          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
          “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
          “Poison Pill” means the Existing Shareholder Rights Plan, the Reorganization Rights Plan (in each case, as defined in the Equity Commitment Agreement) or any subsequent plan, agreement, rights, securities or instruments that are commonly referred to as a “poison pill” because they have the effect of diluting or otherwise discriminating against a particular “acquiring person” (or any similar term) by reason of such person’s ownership of a particular amount of Voting Securities.
          “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.
          “Pro Forma Basis” means, with respect to the determination of Consolidated EBITDA as of any date, that such calculation shall give pro forma effect to all acquisitions, all issuances, incurrences or assumptions of Indebtedness (with any such Indebtedness being deemed to be amortized over the applicable testing period in accordance with its terms) and all sales, transfers or other dispositions of any material assets outside the ordinary course of business that have occurred during the four consecutive fiscal quarter period of the Borrower most-recently ended on or prior to such date as if they occurred on the first day of such four consecutive fiscal quarter period (including cost savings to the extent such cost savings would be permitted to be reflected in pro forma financial information complying with the requirements of GAAP and Article XI of Regulation S-X, as interpreted by the Staff of the SEC, and as certified by a Financial Officer).
          “Qualified Equity Interests” means Equity Interests of the Borrower other than Disqualified Equity Interests.
          “Register” has the meaning assigned to such term in Section 9.04(b)(iv).
          “Regulation S-X” means Regulation S-X as promulgated by the SEC.

          “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
          “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment (including ambient air, surface water, groundwater, land surface or subsurface strata) or within or upon any building, structure, facility or fixture.
          “Rent Reserve” means, with respect to any warehouse, distribution center or other location not owned by a Collateral Party where Inventory on-hand having a book value of at least $100,000 is located and with respect to which no Collateral Access Agreement is in effect, a reserve equal to (a) three months’ rent in the case of leased facilities and (b) three months of fees in the case of third-party warehouses and outside processors.
          “Report” means reports prepared by the Administrative Agent or another Person showing the results of appraisals, field examinations or audits with respect to the Inventory of the Collateral Parties or the books and records relating to the Accounts of the Collateral Parties from information furnished by or on behalf of the Collateral Parties, after the Administrative Agent has exercised its rights of inspection, field examination or appraisal pursuant to this Agreement, which Reports may be distributed to the Lenders by the Administrative Agent.
          “Required Lenders” means, at any time, Lenders having Revolving Exposure and unused Revolving Commitments representing more than 50% of the aggregate Revolving Exposure and unused Revolving Commitments at such time.
          “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person and (b) any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
          “Reserves” means Rent Reserves and any other reserves that the Administrative Agent deems necessary, in its Permitted Discretion, to maintain with respect to the Collateral or any Collateral Party, provided that such reserves have been established upon not less than three Business Days’ notice to the Borrower.
          “Restatement Effective Date” has the meaning assigned to such term in the Amendment and Restatement Agreement.
          “Restatement Transactions” means the execution and delivery of the Amendment and Restatement Agreement by each Person party thereto and the satisfaction of the conditions to the effectiveness thereof.
          “Restricted Collateral Party” means each of L&W Supply Corporation, a Delaware corporation, United States Gypsum Company, a Delaware corporation, USG Interiors, Inc., a Delaware corporation, and California Wholesale Material Supply, LLC, a Delaware limited liability company.
          “Restricted Group” means, collectively, (a) Berkshire, (b) any Controlled Affiliate of Berkshire and (c) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Securities Exchange Act with respect to the securities of the Borrower) of which Berkshire or any Person directly or indirectly Controlling, Controlled by or under common Control with Berkshire is a member. For purposes of this definition, “Affiliate” and “Control” have the respective meanings given to such terms under Rule 405 under the Securities Act of 1933, as amended (and “Controlled” and “Controlling” shall have correlative meanings), provided that no Person shall be deemed to Control another Person solely by his or her status as a director of such other Person.
          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary, or any other payment (including any payment under any equity Swap Agreement) that has a substantially similar effect to any of the foregoing.
          “Revolving Borrowing” means a Borrowing comprised of Revolving Loans.
          “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit, Swingline Loans and Overadvances hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08, Section 2.18(b) or Section 9.02(c), (b) reduced or increased from time to time pursuant to assignments by or to such Lender, respectively, pursuant to Section 9.04 and (c) increased from time to time pursuant to Revolving Commitment Increases made pursuant to Section 2.19. The initial amount of each Lender’s Revolving Commitment is set forth on the Schedule 2.01, or in the Assignment and Assumption or Commitment Increase Amendment pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. The initial aggregate amount of the Lenders’ Revolving Commitments on the Restatement Effective Date is $500,000,000.
          “Revolving Commitment Increase” has the meaning assigned to such term in Section 2.19(b).
          “Revolving Exposure” means, with respect to any Lender at any time, (a) the sum of the outstanding principal amount of such Lender’s Revolving Loans and its LC Exposure and Swingline Exposure at such time plus (b) an amount equal to its Applicable Percentage, if any, of the aggregate principal amount of Overadvances at such time.
          “Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.
          “Revolving Loan” means a Loan made pursuant to Section 2.01.
          “Rights to Purchase Voting Securities” means options, warrants and rights issued by the Borrower (whether presently exercisable or not) to purchase Voting Securities or Convertible Securities, excluding any rights issued under any Poison Pill.
          “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc.
          “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

          “SEC Filing” has the meaning assigned to such term in Section 3.11.
          “Secured Obligations” means all Obligations, together with (a) Banking Services Obligations and (b) Swap Obligations owing to one or more Lenders or their respective Affiliates, provided that, except with respect to Swap Obligations owing to one or more of the Lenders or their respective Affiliates as of the Restatement Effective Date, not later than the date that is ten calendar days after the date that any transaction relating to such Swap Obligation is executed (or amended, supplemented or otherwise modified to designate such Swap Obligations as Secured Obligations), the Lender (or the applicable Affiliate) party thereto (other than JPMCB) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into (or has been amended, supplemented or otherwise modified, as the case may be) and that it constitutes a Secured Obligation entitled to the benefits of the Collateral Documents. Notwithstanding the foregoing, for purposes of clause (b) of this defined term, the amount of Swap Obligations owing to one or more of the Lenders or their respective Affiliates at any time shall be deemed to be reduced by the aggregate amount of cash collateral provided in respect of such Swap Obligations at such time pursuant to cash collateralization terms agreed to by the applicable counterparties to such Swap Obligations.
          “Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Secured Obligations, (e) each provider of Banking Services which constitute Secured Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (g) the successors and assigns of each of the foregoing.
          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended.
          “Security Agreement” means that certain Pledge and Security Agreement, dated as of the date hereof, among the Collateral Parties and the Administrative Agent, for the benefit of the Secured Parties.
          “SPV” has the meaning assigned to such term in Section 9.04(e).
          “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
          “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

          “Subsidiary” means any direct or indirect subsidiary of the Borrower.
          “Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.
          “Swap Obligations” of a Loan Party means any and all obligations (including obligations existing as of the Restatement Effective Date) of such Loan Party, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements and (b) any and all cancelations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction.
          “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the Swingline Exposure at such time.
          “Swingline Lender” means JPMorgan Chase Bank, N.A., in its capacity as lender of Swingline Loans hereunder.
          “Swingline Loan” means a Loan made pursuant to Section 2.04.
          “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.
          “Threshold Amount” means, at any time, an amount equal to the greater of (a) $75,000,000 and (b) 20% of the aggregate Revolving Commitments at such time.
          “Transaction Costs” means all fees, costs and expenses incurred or payable by the Borrower or any Subsidiary in connection with the Transactions, including fees payable on the Restatement Effective Date pursuant to fee letters between the Administrative Agent and the Borrower.
          “Transactions” means (a) the execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents to which they are party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder (including the Restatement Transactions) and (b) the payment of the Transaction Costs.
          “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.
          “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
          “U.S.” means the United States of America.

          “Vessel Loan Agreement” means the US$90,000,000 Secured Loan Agreement dated October 21, 2008, among Gypsum Transportation Limited, the lenders from time to time party thereto and DVB Bank SE, as agent and security trustee.
          “Voting Securities” means the common stock and any other securities of the Borrower of any kind or class having power generally to vote for the election of directors of the Borrower.
          “wholly-owned Subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than directors’ qualifying shares) are, as of such date, owned, controlled or held by such Person or one or more wholly-owned Subsidiaries of such Person or by such Person and one or more wholly-owned Subsidiaries of such Person. Unless otherwise specified, “wholly-owned Subsidiary” means a wholly-owned Subsidiary of the Borrower.
          “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
          SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., a “Eurodollar Loan”). Borrowings also may be classified and referred to by Type (e.g., a “Eurodollar Borrowing”).
          SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (other than the Existing Credit Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision (including any definition) hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
          SECTION 1.05. Pro Forma Calculations. With respect to any period during which any acquisition, sale, transfer or other disposition of any material assets outside the ordinary course of business occurs, for purposes of determining Consolidated EBITDA, calculations with respect to such period shall be made on a Pro Forma Basis.
ARTICLE II
The Credits
          SECTION 2.01. Revolving Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment or (b) the aggregate Revolving Exposures exceeding the lesser of (x) the aggregate Revolving Commitments and (y) the Borrowing Base, in each case at such time, subject to the Administrative Agent’s authority, in its sole discretion, to make Overadvances pursuant to the terms of Section 2.04. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans. All Loans shall be made in dollars. All Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall remain outstanding hereunder on the terms set forth herein.
          SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan or Overadvance) shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Revolving Commitments. Any Overadvance and any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it hereunder shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.
          (b) Subject to Section 2.13, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Swingline Loan and Overadvance shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.
          (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $5,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000. Each Swingline Loan shall be in an amount that is not less than $500,000. Borrowings of more than one Type may be outstanding at the same time, provided that there shall not at any time be more than a total of ten Eurodollar Borrowings outstanding. Notwithstanding anything to the contrary in this Section 2.02(c), an ABR Revolving Borrowing or a Swingline Loan may be in an aggregate amount that is equal to the entire unused balance of the aggregate Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e).
          (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

          SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing, provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy or Adobe pdf file to the Administrative Agent of a written Borrowing Request substantially in the form of Exhibit C signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information:
     (i) the aggregate amount of such Borrowing;
     (ii) the date of such Borrowing, which shall be a Business Day;
     (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;
     (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;
     (v) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06; and
     (vi) that as of such date the conditions set forth in Sections 4.02(a) and (b) are satisfied.
If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.
          SECTION 2.04. Swingline Loans and Overadvances. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $40,000,000 or (ii) the aggregate Revolving Exposures exceeding the lesser of (x) the aggregate Revolving Commitments and (y) the Borrowing Base, in each case at such time, provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.
          (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy or by Adobe pdf file), not later than 12:00 noon, New York City time, on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the Borrower. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower maintained with the Swingline Lender (or (i) in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e), by remittance to the Issuing Bank or, to the extent that the Revolving Lenders have made payments pursuant to Section 2.05(e) to reimburse the Issuing Bank, to such Lenders and the Issuing Bank as their interests may appear and (ii) in the case of a Swingline Loan made to finance the repayment of another Loan or fees or expenses as provided by Section 2.17(c), by remittance to the Administrative Agent to be distributed to the Lenders as their interests may appear) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.
          (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.
          (d) Any provision of this Agreement to the contrary notwithstanding, at the request of the Borrower, the Administrative Agent may in its sole discretion (but with absolutely no obligation) make Loans to the Borrower, on behalf of the Revolving Lenders, in amounts that exceed the Excess Availability immediately prior to the making of such Loans (any such excess Loans are herein referred to collectively as “Overadvances”), provided that no Overadvance shall result in a Default due to the Borrower’s failure to comply with Section 2.01 for so long as such Overadvance remains outstanding in accordance with the terms of this paragraph, but solely with respect to the amount of such Overadvance. In addition, Overadvances may be made even if the conditions precedent set forth in Section 4.02 have not been satisfied. All Overadvances shall be ABR Borrowings. The authority of the Administrative Agent to make Overadvances is limited to an aggregate amount not to exceed $25,000,000 at any time, no Overadvance may remain outstanding for more than 30 days and no Overadvance shall cause any Lender’s Revolving Exposure to exceed its Revolving Commitment, provided that the Required Lenders may at any time revoke the Administrative Agent’s authorization to make Overadvances. Any such revocation must be in writing and shall become effective prospectively upon the Administrative Agent’s receipt thereof.
          (e) Upon the making of an Overadvance by the Administrative Agent, each Revolving Lender shall be deemed, without further action by any party hereto, to have unconditionally and irrevocably purchased from the Administrative Agent without recourse or warranty, an undivided interest and participation in such Overadvance in proportion to its Applicable Percentage of the Revolving Commitment. The Administrative Agent may, at any time, require the Revolving Lenders to fund their participations in any Overadvance. From and after the date, if any, on which any Revolving Lender is required to fund its participation in any Overadvance purchased hereunder, the Administrative Agent shall promptly distribute to such Lender, such Lender’s Applicable Percentage of all payments of principal and interest and all proceeds of Collateral received by the Administrative Agent in respect of such Overadvance.
          SECTION 2.05. Letters of Credit. (a) General. As of the Restatement Effective Date, each Existing Letter of Credit, automatically and without any action on the part of any Person, has been deemed to be a Letter of Credit issued hereunder for all purposes of this Agreement and the other Loan Documents. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account (or for the account of any Subsidiary so long as the Borrower and such Subsidiary are co-applicants), in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.
          (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank (except that the Issuing Bank in respect of Existing Letters of Credit shall not issue additional Letters of Credit and, unless agreed by it, shall not be required to amend, renew or extend an Existing Letter of Credit) and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (i) the LC Exposure shall not exceed $250,000,000 and (ii) the aggregate Revolving Exposures shall not exceed the lesser of (x) the aggregate Revolving Commitments and (y) the Borrowing Base, in each case at such time.
          (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date; provided, however, that a Letter of Credit may, upon the request of the Borrower and with the consent of the Issuing Bank, include a provision whereby such Letter of Credit shall be renewed automatically for additional consecutive periods of one year or less (but not beyond the date that is five Business Days prior to the Maturity Date) unless the Issuing Bank, in its discretion, notifies the beneficiary thereof at least 30 days prior to the then-applicable expiration date that such Letter of Credit will not be renewed.
          (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender’s Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.
          (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 3:00 p.m., New York City time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than (i) 3:00 p.m., New York City time, on the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) 12:00 noon, New York City time, on the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to 10:00 a.m., New York City time, on the day of receipt, provided that, if such LC Disbursement is not less than $250,000, the Borrower may, subject to the conditions to borrowing set forth herein (other than the minimum borrowing amount requirements set forth in Section 2.02(c)), request in accordance with Section 2.03 or 2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.
          (f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank, provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof (and except as otherwise required by applicable law), the parties agree that, with respect to documents presented that appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, and any such acceptance or refusal shall be deemed not to constitute gross negligence or wilful misconduct.
          (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder, provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with paragraph (e) of this Section.
          (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans, provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then

Section 2.12(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.
          (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(d). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
          (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on or after the Business Day on which the Borrower receives notice from the Administrative Agent or the Required Lenders that the maturity of the Loans has been accelerated and the Revolving Commitments have been terminated, Revolving Lenders with LC Exposure representing greater than 50% of the LC Exposure may demand the deposit of cash collateral pursuant to this paragraph, and the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in paragraph (h) or (i) of Article VII. The Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.10(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default and acceleration of the maturity of the Loans, as described above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived. If the Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.10(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.10(b) and no Default shall have occurred and be continuing.

          SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders, provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly, and in no event later than 3:00 p.m., New York City time, crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in New York City and designated by the Borrower in the applicable Borrowing Request, provided that ABR Revolving Loans made to finance the reimbursement of (i) an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank or, to the extent that the Revolving Lenders have made payments pursuant to Section 2.05(e) to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear or (ii) an Overadvance shall be retained by the Administrative Agent or, to the extent that the Revolving Lenders have made payments pursuant to Section 2.04(e) to reimburse the Administrative Agent in respect of any such Overadvance, remitted by the Administrative Agent to such Revolving Lenders as their interests may appear.
          (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to such Loan. If such Lender pays such amount to the Administrative Agent, then such amount (less interest) shall constitute such Lender’s Loan included in such Borrowing.
          SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request or designated by Section 2.03 and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings or Overadvances, which may not be converted or continued.
          (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy or by Adobe pdf file to the Administrative Agent of a written Interest Election Request substantially in the form of Exhibit D signed by the Borrower.

          (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:
     (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
     (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
     (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and
     (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
          (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
          (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.
          SECTION 2.08. Termination and Reduction of Revolving Commitments. (a) Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date.
          (b) The Borrower may at any time terminate, or from time to time reduce, in either case, without premium or penalty (other than, with respect to Eurodollar Borrowings, payments that may become due under Section 2.15), the Revolving Commitments, provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10, the aggregate Revolving Exposure (excluding, in the case of any termination of the Revolving Commitments, the portion of the Revolving Exposure attributable to outstanding Letters of Credit if and to the extent that the Borrower has made arrangements satisfactory to the Administrative Agent and the Issuing Bank with respect to such Letters of Credit) would exceed the aggregate Revolving Commitments.
          (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination or reduction of Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or any other event, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.
          SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Maturity Date, (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the Maturity Date, provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested, and (iii) to the Administrative Agent the then unpaid principal amount of each Overadvance on the earliest of (x) the Maturity Date, (y) the day that is 30 days after the making of such Overadvance and (z) demand by the Administrative Agent.
          (b) On each Business Day during any Cash Dominion Period, the Administrative Agent shall apply all immediately available funds credited to the Collection Account, first to prepay any Overadvances that may be outstanding, pro rata, second to prepay any Swingline Loans and to reimburse any LC Disbursements that may be outstanding, pro rata, and third to prepay any Revolving Loans that may be outstanding and, if no such Loans are outstanding, to cash collateralize outstanding Letters of Credit on terms reasonably acceptable to the Administrative Agent and the Issuing Bank, it being understood that any prepayments of Revolving Loans shall be applied in accordance with the penultimate sentence of Section 2.17(b).
          (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
          (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
          (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans and pay interest thereon in accordance with the terms of this Agreement.
          (f) Any Lender may request that Revolving Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note, substantially in the form of Exhibit H, payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

          SECTION 2.10. Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay without premium or penalty (other than, with respect to Eurodollar Borrowings, payments that may become due under Section 2.15) any Borrowing in whole or in part, subject to the requirements of this Section.
          (b) Except for Overadvances permitted under Section 2.04, in the event and on such occasion that the aggregate Revolving Exposure exceeds the lesser of (x) the aggregate Revolving Commitments and (y) the Borrowing Base, in each case as of the applicable date of determination, the Borrower shall prepay Revolving Borrowings and/or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent to be retained pursuant to Section 2.05(j) for so long as such condition exists) in an aggregate amount equal to such excess.
          (c) Prior to any optional prepayment or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (d) of this Section.
          (d) The Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy or by Adobe pdf file) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment, provided that a notice of optional prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or any other event, in which case such notice of prepayment may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified date) if such condition is not satisfied. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans) the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Revolving Borrowing shall be applied ratably to the Revolving Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.
          SECTION 2.11. Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the rate of 0.75% per annum (or, for that portion of any facility fee accruing prior to the Restatement Effective Date, at the rate per annum specified in Section 2.12(a) of the Existing Credit Agreement) on the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Revolving Commitments terminate. Accrued facility fees shall be payable in arrears on the third Business Day following the last day of each March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the Effective Date. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans (or, for that portion of any participation fee accruing prior to the Restatement Effective Date, at the rate specified in Section 2.12(d)(i) of the Existing Credit Agreement) on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at a rate equal to 0.25% per annum (or, for that portion of any fronting fee accruing prior to the Restatement Effective Date, at the rate per annum specified in Section 2.12(d)(ii) of the Existing Credit Agreement) on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date, provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
          (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower and the Administrative Agent.
          (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.
          (e) For purposes of clarification, (i) any fee required to be paid under this Section 2.11 for a payment period ending prior to the Restatement Effective Date shall be deemed to have been paid for purposes of this Section 2.11 to the extent that such fee was paid under, and in accordance with the terms of, the Existing Credit Agreement and (ii) any fee required to be paid under this Section 2.11 for any portion of a payment period that occurs prior to the Restatement Effective Date shall, solely with respect to such portion of such payment period, be determined in the manner and in accordance with the terms set forth in Section 2.12 of the Existing Credit Agreement.
          SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.
          (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
          (c) Each Overadvance shall bear interest at the Alternate Base Rate plus the Applicable Rate plus 2.00%.
          (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2.00% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.
          (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Commitments, provided that (i) interest accrued pursuant to paragraph (c) or (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
          (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
          (g) For purposes of clarification, (i) any interest required to be paid under this Section 2.12 for a payment period ending prior to the Restatement Effective Date shall be deemed to have been paid for purposes of this Section 2.12 to the extent that such interest was paid under, and in accordance with the terms of, the Existing Credit Agreement and (ii) any interest required to be paid under this Section 2.12 for any portion of a payment period that occurs prior to the Restatement Effective Date shall, solely with respect to such portion of such payment period, be determined in the manner and in accordance with the terms set forth in Section 2.13 of the Existing Credit Agreement.
          SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:
     (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or
     (b) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy or by Adobe pdf file as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing, provided that following the first day that such condition shall cease to exist, such Borrowings may be made as or converted to Eurodollar Borrowings at the request of and in accordance with the elections of the Borrower.

          SECTION 2.14. Increased Costs. (a) If any Change in Law shall:
     (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate); or
     (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then, upon the request of such Lender or the Issuing Bank, as applicable, the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.
          (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the Issuing Bank’s capital or on the capital of such Lender’s or the Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the Issuing Bank’s policies and the policies of such Lender’s or the Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender’s or the Issuing Bank’s holding company for any such reduction suffered.
          (c) A certificate of a Lender or the Issuing Bank setting forth in reasonable detail calculations of the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
          (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing Bank’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.
          SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan (or to convert any ABR Loan into a Eurodollar Loan) on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith) or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower to replace a Lender pursuant to Section 2.18(b) or Section 9.02(c), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and reasonable expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate (without consideration of the Applicable Rate) that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate that such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market (without consideration of the Applicable Rate). A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after the Borrower’s receipt thereof.
          SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.
          (b) Without limiting the provisions of paragraph (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
          (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower under any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.
          (d) Each Lender shall indemnify the Administrative Agent within 10 days after demand therefor, for the full amount of any Excluded Taxes attributable to such Lender that are payable by the Administrative Agent, and reasonable expenses arising therefrom or with respect thereto, whether or not such Excluded Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error.

          (e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority pursuant to Section 2.16(a), the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
          (f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
          Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the U.S., any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:
     (i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the U.S. is a party,
     (ii) duly completed copies of Internal Revenue Service Form W-8ECI,
     (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or
     (iv) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.
          Each Lender agrees that if any form or certification previously delivered by such Lender pursuant to this paragraph (f) expires or becomes obsolete or inaccurate in any material respect, such Lender shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of such Lender’s legal inability to do so.
          (g) If the Administrative Agent, a Lender or the Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.16, it shall pay to the Borrower an amount equal to such refund. This paragraph shall not be construed to require the Administrative Agent, any Lender or the Issuing Bank to make available its Tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.
          SECTION 2.17. Payments Generally; Allocation of Proceeds; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it under any Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15, 2.16 or 9.03, or otherwise) at or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York or at such other address that the Administrative Agent shall advise the Borrower in writing, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.
          (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. Notwithstanding the immediately preceding sentence, any proceeds of Collateral received by the Administrative Agent (i) not constituting either (A) a specific payment of principal, interest, fees, reimbursement of LC Disbursements or other sum payable under the Loan Documents (which shall be applied as specified by the Borrower in accordance with the terms hereof), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.10) or (C) amounts to be applied from the Collection Account during any Cash Dominion Period (which shall be applied in accordance with Section 2.09(b)) or (ii) after an Event of Default has occurred and is continuing and the Administrative Agent so elects or the Required Lenders so direct, shall be applied (in each case ratably as interests may appear) first, to pay any fees, indemnities, or expense reimbursements then due to the Administrative Agent from the Loan Parties (other than in connection with Banking Services Obligations or Swap Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Loan Parties (other than in connection with Banking Services Obligations or Swap Obligations), third, to pay interest due in respect of the Overadvances, fourth, to pay the principal of the Overadvances, fifth, to pay interest then due and payable on the Loans (other than the Overadvances), sixth, to prepay principal on the Loans (other than the Overadvances) and unreimbursed LC Disbursements, seventh, to pay an amount to the Administrative Agent equal to 105% of the aggregate undrawn face amount of all outstanding Letters of Credit to be held as cash collateral for such Obligations, eighth, to the payment of any other Secured Obligation (other than Banking Services Obligations and Swap Obligations) due to the Administrative Agent or any Lender by the Loan Parties, and ninth, to pay any amounts owing with respect to Banking Services Obligations and Swap Obligations that are Secured Obligations. Notwithstanding anything to the contrary contained in this

Agreement, unless so directed by the Borrower, or unless an Event of Default has occurred and is continuing, neither the Administrative Agent nor any Lender shall apply any payment that it receives to a Eurodollar Loan, except (x) on the expiration date of the Interest Period applicable to any such Eurodollar Loan or (y) in the event, and only to the extent, that there are no outstanding ABR Loans and, in any such event, the Borrower shall pay the break funding payment required in accordance with Section 2.15. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations in accordance with the terms of this Agreement.
          (c) At the election of the Administrative Agent, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees and expenses pursuant to Section 9.03) and other sums payable under the Loan Documents that are not paid when due in accordance with the Loan Documents (after giving effect to any applicable grace period(s)) may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. The Borrower hereby irrevocably authorizes (i) the Administrative Agent to make a Borrowing in the name of the Borrower for the purpose of paying each payment of principal, interest and fees payable by the Borrower as it becomes due hereunder or any other amount due under the Loan Documents and agrees that all such amounts charged shall constitute Loans (including Swingline Loans and Overadvances, as the case may be) and that all such Borrowings shall be deemed to have been requested pursuant to Sections 2.03 or 2.04, as applicable, and (ii) the Administrative Agent to charge any deposit account of the Borrower maintained with the Administrative Agent for each payment of principal, interest and fees payable by such Borrower as it becomes due hereunder or any other amount due under the Loan Documents.
          (d) If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements, Swingline Loans or Overadvances resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements, Swingline Loans and Overadvances and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements, Swingline Loans and Overadvances of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements, Swingline Loans and Overadvances, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or other Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
          (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption and in its sole discretion, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
          (f) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c) or (e), 2.05 (d) or (e), 2.06(a) or (b), 2.17(e) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
          SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not be inconsistent with its internal policies or otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
          (b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee acceptable to the Borrower that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and funded participations in LC Disbursements, Swingline Loans and Overadvances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iii) the Borrower or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b) and (iv) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise (including as a result of any action taken by such Lender under paragraph (a) above), the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          SECTION 2.19. Revolving Commitment Increases. (a) The Borrower may from time to time (and more than one time), by written notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request that the aggregate Revolving Commitments be increased by an amount not less than $15,000,000 for any such increase, except to the extent necessary to utilize the remaining unused amount of increase permitted under this Section 2.19(a), provided that after giving effect to any such increase the sum of the total Revolving Commitments shall not exceed $600,000,000. Such notice shall set forth the amount of the requested increase in the Revolving Commitments and the date on which such increase is requested to become effective (which shall be not less than ten Business Days or more than 60 days after the date of such notice), and shall offer each Lender (provided that such Lender shall be reasonably satisfactory to the Administrative Agent) the opportunity to increase its Revolving Commitment by such Lender’s Applicable Percentage of the proposed increased amount. Each Lender shall, by notice to the Borrower and the Administrative Agent given not more than ten days after the date of the Borrower’s notice, either agree to increase its applicable Revolving Commitment by all or a portion of the offered amount or decline to increase its applicable Commitment (and any Lender that does not deliver such a notice within such period of ten days shall be deemed to have declined to increase its Commitment). In the event that, on the tenth day after the Borrower shall have delivered a notice pursuant to the first sentence of this paragraph, the Lenders shall have declined to increase their Revolving Commitments or have agreed pursuant to the preceding sentence to increase their Revolving Commitments by an aggregate amount less than the increase in the total Revolving Commitments requested by the Borrower, the Borrower may arrange for one or more banks or other financial institutions (any such bank or other financial institution, together with any existing Lender that agrees to increase its applicable Revolving Commitment pursuant to the immediately preceding sentence, being called an “Augmenting Lender”) to provide Revolving Commitments or increase their existing Revolving Commitments in an aggregate amount equal to the unsubscribed amount, provided that each Augmenting Lender shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and shall not be subject to the approval of any other Lenders, and the Borrower and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence the Revolving Commitment of such Augmenting Lender and/or its status as a Lender hereunder. Any increase in the aggregate Revolving Commitments may be made in an amount that is less than the increase requested by the Borrower if the Borrower is unable to arrange for, or chooses not to arrange for, Augmenting Lenders.
          (b) Each of the parties hereto hereby agrees that, upon the effectiveness of any increase in the aggregate Revolving Commitments pursuant to this Section 2.19 (the “Revolving Commitment Increase”), this Agreement may be amended (such amendment, a “Commitment Increase Amendment”) without the consent of any Lenders to the extent (but only to the extent) necessary to reflect the existence and terms of the Revolving Commitment Increase evidenced thereby as provided for in Section 9.02(b). Upon each Revolving Commitment Increase pursuant to this Section, (i) each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Augmenting Lender providing a portion of such Revolving Commitment Increase, and each such Augmenting Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations hereunder in outstanding Letters of Credit, Swingline Loans and Overadvances such that, after giving effect to such Revolving Commitment Increase and each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (A) participations hereunder in Letters of Credit, (B) participations hereunder in Swingline Loans and (C) participations hereunder in Overadvances held by each Lender (including each such Augmenting Lender) will equal such Lender’s Applicable Percentage and (ii) if, on the date of such Revolving Commitment Increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Revolving Commitment Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such Revolving Commitment Increase), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.15. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.
          (c) Increases and new Revolving Commitments created pursuant to this Section 2.19 shall become effective on the date specified in the notice delivered by the Borrower pursuant to the first sentence of paragraph (a) above or on such other date as agreed upon by the Borrower, the Administrative Agent and the applicable Augmenting Lenders.
          (d) Notwithstanding the foregoing, no increase in the Revolving Commitments (or in any Commitment of any Lender) or addition of an Augmenting Lender shall become effective under this Section unless on the date of such increase, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied as of such date (as though the effectiveness of such increase were a Borrowing) and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer.
          SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Revolving Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
          (a) if any Swingline Exposure or LC Exposure exists, or any Overadvance is outstanding, at the time a Revolving Lender is a Defaulting Lender, the Borrower shall within one Business Day following notice by the Administrative Agent (i) prepay such Swingline Exposure or, if agreed by the Swingline Lender, cash collateralize the Swingline Exposure of the Defaulting Lender on terms satisfactory to the Swingline Lender, (ii) cash collateralize such Defaulting Lender’s LC Exposure in accordance with the procedures set forth in Section 2.05(j) for so long as such LC Exposure is outstanding and (iii) prepay such Overadvance or, if agreed by the Administrative Agent, cash collateralize that portion of such Overadvance attributable to such Defaulting Lender’s participation interest therein on terms satisfactory to the Administrative Agent; and
          (b) the Administrative Agent shall not be required to fund any Overadvance, the Swingline Lender shall not be required to fund any Swingline Loan and the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit unless it is satisfied that cash collateral will be provided by the Borrower in accordance with Section 2.20(a).
ARTICLE III
Representations and Warranties
          The Borrower represents and warrants to the Lenders that:
          SECTION 3.01. Organization; Powers. The Borrower and each of the Material Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform its obligations under each Loan Document to which it is a party and to effect the Transactions and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.
          SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party have been duly authorized by all necessary corporate or other action and, if required,

action by the holders of such Loan Party’s Equity Interests. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) filings with any Governmental Authority necessary to perfect Liens created under the Loan Documents and (ii) such as have been obtained or made and are in full force and effect, except such consents, approvals, registrations or filings, the failure of which to have been obtained, received or made will not materially impair the effectiveness of the Transactions or materially adversely affect the operations of the Borrower and the Subsidiaries, taken as a whole, (b) will not violate any material Requirement of Law applicable to the Borrower or any Material Subsidiary, (c) will not violate or result in a material default under any material indenture, agreement or other instrument binding upon the Borrower or any Material Subsidiary or their respective assets, or give rise to a right thereunder to require any material payment to be made by the Borrower or any Material Subsidiary or give rise to a right of, or result in, termination, cancelation or acceleration of any material obligation thereunder, and (d) will not result in the creation or imposition of any Lien (other than a Lien permitted under Section 6.02) on any asset of the Borrower or any Material Subsidiary.
          SECTION 3.04. Financial Condition; No Material Adverse Change. (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and consolidated statements of income, stockholders’ equity and cash flows (i) as of and for the fiscal year ended December 31, 2007, reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarters and the portions of the fiscal year ended March 31, 2008, June 30, 2008, and September 30, 2008 (and comparable period for the prior fiscal year). Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries as of such dates and for such periods in accordance with GAAP consistently applied, subject to year end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.
          (b) On and as of the Restatement Effective Date, no event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, operations, properties, assets, condition (financial or otherwise), liabilities (including contingent liabilities) or prospects of the Borrower and the Subsidiaries, taken as a whole, since December 31, 2007, provided that it is understood that the Lenders are satisfied with (and no such material adverse effect shall be deemed to have occurred with respect to) the results of operations and financial conditions set forth in the financial statements for the period ended September 30, 2008, as set forth in the Borrower’s 10-Q filed with the SEC on October 28, 2008, and the projected “Base Case” and “Downside Case” for fiscal year 2008 as set forth in the Lender Discussion — Amendment Proposal dated December 17, 2008, delivered by the Borrower to the Administrative Agent and the Lenders.
          SECTION 3.05. Properties. (a) The Borrower and each of the Material Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property, except for any defects that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          (b) The Borrower and each of the Material Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Material Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower or any Material Subsidiary, threatened against or affecting the Borrower or any Material Subsidiary (i) as to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.
          (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any Material Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.
          SECTION 3.07. Compliance with Laws and Agreements. The Borrower and each of the Material Subsidiaries is in compliance with (a) all Requirements of Law applicable to it or its property and (b) all indentures, agreements and other instruments binding upon it or its property, except, in each of the cases of (a) and (b) above, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.08. Investment Company Status. Neither the Borrower nor any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940.
          SECTION 3.09. Taxes. The Borrower and each of the Subsidiaries (a) has timely filed or caused to be filed all Tax returns and reports required to have been filed, except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect, and (b) has paid or caused to be paid all Taxes required to have been paid by it, except any Taxes that are being contested in good faith by appropriate proceedings, provided that the Borrower or such Subsidiary, as the case may be, has set aside on its books adequate reserves therefor and the failure to pay such Taxes would not reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.
          SECTION 3.11. Disclosure. None of (i) the Borrower’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2008, June 30, 2008, and September 30, 2008, its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (collectively, the “SEC Filings”), and the other filings of the Borrower made with the SEC in 2008 and 2009 (but prior to the Restatement Effective Date) nor (ii) any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender pursuant to any Loan Document or delivered thereunder (as modified or supplemented by other information furnished by or on behalf of the Borrower to the Administrative Agent in connection herewith), as of the date such disclosures are delivered, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time delivered (unless otherwise updated subsequent thereto, in which case such information was prepared in good faith based upon assumptions believed by it to be reasonable at the time updated).
          SECTION 3.12. Insurance. Schedule 3.12 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and the Material Subsidiaries as of the Restatement Effective Date. As of the Restatement Effective Date, all premiums due in respect of such insurance have been paid.
          SECTION 3.13. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and, for so long as UCC financing statements or Deposit Account Control Agreements, as the case may be, with respect to such Collateral have not been terminated by the Administrative Agent (or otherwise amended by the Administrative Agent in a manner that adversely affects the Lien in favor of the Secured Parties thereby perfected), such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of Liens permitted under clauses (ii) through (iv), (vi) and (xi) of Section 6.02, to the extent any such Liens would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law.
          SECTION 3.14. Labor Matters. As of the Restatement Effective Date, there are no material strikes, lockouts or slowdowns or any other material labor disputes against the Borrower or any Material Subsidiary pending or, to the knowledge of the Borrower or any Material Subsidiary, threatened or planned.
ARTICLE IV
Conditions
          SECTION 4.01. [Intentionally Omitted]
          SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (other than a deemed Borrowing under Section 2.17(c) and an Overadvance made under Section 2.04), and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the receipt by the Administrative Agent of the request therefor in accordance herewith and to the satisfaction of the following conditions:
     (a) Other than the representation and warranty set forth in Section 3.04(b), the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality shall be true and correct and the representations and warranties that are not so qualified shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct as of such earlier date).
     (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, no Default shall have occurred and be continuing.

Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section) and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.
ARTICLE V
Affirmative Covenants
          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts (other than contingent amounts not yet due) payable under any Loan Document shall have been paid in full and all Letters of Credit shall have expired or been terminated (or cash collateralized in an amount equal to 105% of the aggregate undrawn amount of all outstanding Letters of Credit) and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:
          SECTION 5.01. Financial Statements; Borrowing Base and Other Information. The Borrower will furnish to the Administrative Agent for prompt delivery to each Lender:
     (a) within 90 days after the end of each fiscal year of the Borrower, the Borrower’s audited consolidated balance sheet and audited consolidated statements of operations, stockholders’ equity and cash flows as of the end of and for such year, and related notes thereto, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the Borrower’s unaudited consolidated balance sheet and unaudited consolidated statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
     (c) concurrently with any delivery or deemed delivery of financial statements under paragraph (a) or (b) above, a certificate of a Financial Officer substantially in the form of Exhibit E (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations of the financial covenant (and the components thereof) contained in Section 6.12 and (iii) stating whether any change in GAAP or in the application thereof has occurred since the later of the date of the Borrower’s most recent audited financial statements referred to in Section 3.04 and the date of the prior certificate delivered pursuant to this paragraph (c) indicating such a change and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

     (d) not later than 90 days subsequent to the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and consolidated statements of projected operations, comprehensive income and cash flows as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;
     (e) as soon as available but in any event within 13 Business Days of the end of each calendar month, as of the last day of the preceding calendar month, a Borrowing Base Certificate and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Administrative Agent may reasonably request. Notwithstanding any provision of this Agreement to the contrary, subsequent to each date on which Excess Availability is less than the Threshold Amount (or if a Borrowing or the issuance of a Letter of Credit would cause Excess Availability to fall below the Threshold Amount), the Borrower shall not be permitted to make any additional Borrowings or such Borrowing or request the issuance of additional Letters of Credit or such Letter of Credit, as the case may be (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this sentence), unless the Borrower shall have delivered to the Administrative Agent a Borrowing Base Certificate as of a date no earlier than three Business Days prior to the date of such Borrowing or the issuance of such Letter of Credit; provided, however, the Borrower shall not be required to deliver a Borrowing Base Certificate pursuant to the second sentence of this paragraph if Excess Availability shall have exceeded the Threshold Amount for a period of five consecutive Business Days prior to the date of such Borrowing or the issuance of such Letter of Credit;
     (f) concurrently with the delivery of each Borrowing Base Certificate, and at such other times as may be reasonably requested by the Administrative Agent, all Borrowing Base Supplemental Documentation for the month (or such shorter period as contemplated by clause (e) of this Section) then ended;
     (g) promptly as reasonably practicable after the request therefor, such additional information concerning the Accounts and Inventory of the Collateral Parties or adjustments thereto as may be reasonably requested by the Administrative Agent from time to time;
     (h) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC or with any national securities exchange, or distributed by the Borrower to the holders of its Equity Interests generally, as the case may be;
     (i) promptly upon obtaining knowledge of any such event, circumstance or change, a written notice of any event, circumstance or change that has occurred since the delivery of the most recent Borrowing Base Certificate in accordance with the terms of this Agreement that would materially reduce the aggregate amount of the Eligible Accounts or the Eligible Inventory or result in a material portion of the Eligible Accounts ceasing to be Eligible Accounts or a material portion of the Eligible Inventory ceasing to be Eligible Inventory; and
     (j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent (on behalf of any Lender) may reasonably request.

Information required to be delivered pursuant to Sections 5.01(a), (b) and (h) shall be deemed to have been delivered on the date on which the Borrower provides notice to the Administrative Agent that such information has been posted on the SEC website on the Internet at www.sec.gov, or through a link on the Borrower’s website at www.usg.com, or at another website identified in such notice and accessible by the Lenders without charge, provided that such notice may be included in a certificate delivered pursuant to Section 5.01(c).
          SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent (for prompt distribution to each Lender through the Administrative Agent) written notice promptly, but in any event within five Business Days of, when any of the Chief Executive Officer, the President or the General Counsel of the Borrower or any Financial Officer obtains actual knowledge of the following:
     (a) the occurrence of any Default;
     (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of a Financial Officer or another executive officer of the Borrower or any Subsidiary, affecting the Borrower or any Affiliate thereof that has a reasonable likelihood of being adversely determined, and, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;
     (c) any Lien (other than Liens permitted by clauses (i) through (iv), (vi) or (xi) of Section 6.02) or claim made or asserted against any of the Collateral;
     (d) the occurrence of any ERISA Event or any fact or circumstance that gives rise to a reasonable expectation that any ERISA Event will occur that, in either case, alone or together with any other ERISA Events that have occurred or are reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect;
     (e) any change in the Borrower’s corporate credit rating by S&P or Moody’s, or any notice from either such agency indicating its intent to effect such a change or to place the credit facilities on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or its cessation of, or its intent to cease, issuing a corporate credit rating for the Borrower; and
     (f) any other development (including notice of any Environmental Liability) that results in, or could reasonably be expected to result in, a Material Adverse Effect.
Each notice delivered under this Section shall be accompanied by a written statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
          SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect its legal existence and, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect, the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.
          SECTION 5.04. Payment of Taxes. The Borrower will, and will cause each Subsidiary to, pay its liabilities for Taxes, the amounts of which are material to the Borrower and its Subsidiaries taken as a whole, before such liabilities shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 5.05. Maintenance of Properties. The Borrower will, and will cause each Subsidiary to, keep and maintain all property used in the conduct of its business in good working order and condition, ordinary wear and tear excepted, except for properties, the failure of which to maintain, could not reasonably be expected to result in a Material Adverse Effect.
          SECTION 5.06. Insurance. (a) The Borrower will, and will cause each Material Subsidiary to, maintain, with financially sound and reputable insurance companies, (i) insurance in such amounts (with no greater risk retention) and against such risks as is (A) customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (B) considered adequate by the Borrower and (ii) all other insurance as may be required by law, provided that self-insurance through any captive insurance Subsidiary or through deductibles or copayments shall not be deemed a violation of this covenant to the extent that companies engaged in similar businesses similarly self-insure. The Borrower will furnish to the Lenders, upon the reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.
          (b) All insurance policies required under paragraph (a) of this Section 5.06, to the extent such insurance policies insure any portion of the Collateral, shall name the Administrative Agent (for the benefit of the Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance reasonably satisfactory to the Administrative Agent, that provide that (i) all proceeds thereunder with respect to any Collateral shall be payable to the Administrative Agent and (ii) such policy and loss payable or mortgagee clauses may be canceled, amended or terminated only upon at least 30 days’ prior written notice given to the Administrative Agent.
          (c) If the Borrower or any Material Subsidiary shall fail to obtain any insurance as required by paragraph (a) of this Section 5.06, the Administrative Agent may obtain such insurance at the Borrower’s expense. By purchasing such insurance, the Administrative Agent shall not be deemed to have waived any Default arising from the Borrower’s or such Material Subsidiary’s failure to maintain such insurance.
          SECTION 5.07. Books and Records; Inspection Rights; Field Examinations; Inventory Appraisals. (a) The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which entries that are full, true and correct in all material respects are made of all material dealings and transactions in relation to its business and activities. The Borrower will, and will cause each Loan Party to, permit any representatives designated by the Administrative Agent (who may be accompanied by a representative of any Lender at such Lender’s expense), upon reasonable prior notice and during normal workings hours, periodically (but no more frequently than annually, except if an Event of Default shall be continuing), to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants.
          (b) The Administrative Agent shall be entitled to conduct, at its reasonable discretion, on reasonable prior notice and during normal working hours, periodic field examinations of the books and records relating to the Accounts of the Collateral Parties and the Inventory of the Collateral Parties, in each case to ensure the adequacy of the Collateral that constitutes the Borrowing Base and the related reporting and control systems; provided, however, that so long as no Event of Default has occurred and is continuing, (x) if no Loans are then outstanding hereunder, the Administrative Agent shall be limited in any twelve-calendar-month period to one such field examination and (y) if any Loans are then outstanding hereunder, then the Administrative Agent shall be entitled to two such field examinations during any twelve-calendar-month period.
          (c) At any time that the Administrative Agent requests, each of the Collateral Parties will provide the Administrative Agent with appraisals or updates thereof of its Inventory from an appraiser selected and engaged by the Administrative Agent, and prepared on a basis satisfactory to the Administrative Agent, and such appraisals or updates, as the case may be, will include information required by applicable law and regulations; provided, however, that (unless the Borrower otherwise requests in writing to the Administrative Agent that additional appraisals of Inventory be conducted in the relevant twelve-calendar-month period) so long as no Event of Default has occurred and is continuing (x) if no Loans are then outstanding hereunder, the Administrative Agent shall be limited in any twelve-calendar-month period to one such appraisal and (y) if any Loans are then outstanding hereunder, then the Administrative Agent shall be entitled to two such appraisals during any twelve-calendar-month period. Each such appraisal shall be at the sole expense of the Collateral Parties.
          (d) The Borrower acknowledges that the Administrative Agent, after exercising its rights of inspection, field examination or appraisal pursuant to this Section 5.07, may prepare and distribute to the Lenders certain Reports pertaining to the Loan Parties’ assets for internal use by the Administrative Agent and the Lenders.
          SECTION 5.08. Compliance with Laws. The Borrower will, and will cause each Subsidiary to, comply with all Requirements of Law with respect to it or its property, except where non-compliance could not reasonably be expected to result in a Material Adverse Effect or where the necessity of compliance therewith is contested in good faith by appropriate proceedings.
          SECTION 5.09. Use of Proceeds and Letters of Credit. The proceeds of the Loans will be used only to finance general working capital needs and for other general corporate purposes (including acquisitions), in each case of the Borrower and the Subsidiaries. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. Letters of Credit will be used only for general corporate purposes.
          SECTION 5.10. Further Assurances. (a) The Borrower shall cause (i) (A) each Domestic Material Subsidiary formed or acquired on or after the date of this Agreement in compliance with the terms of this Agreement and (B) each Subsidiary that otherwise qualifies as a Domestic Material Subsidiary on or after the date of this Agreement, in each case, to become a Loan Party by executing a supplement to the Guarantee Agreement in the form attached to the Guarantee Agreement and (ii) (A) each Domestic Material Subsidiary that is a wholly-owned Subsidiary and formed or acquired on or after the date of this Agreement in compliance with the terms of this Agreement and (B) each Subsidiary that otherwise qualifies as a Domestic Material Subsidiary that is a wholly-owned Subsidiary on or after the date of this Agreement, in each case, to become a Collateral Party by executing a supplement to the Security Agreement in the form attached to the Security Agreement, provided that the terms of this Section 5.10(a) shall not be required to be satisfied with respect to any Subsidiary (x) that is subject to any legal or any contractual restriction (to the extent such restriction does not violate any of the terms of any Loan Document) preventing or prohibiting it from satisfying such requirement or (y) with respect to which the Administrative Agent determines that the cost of satisfaction of such requirement with respect thereto exceeds the value afforded thereby (and any such Subsidiary that does not so satisfy the terms of this Section 5.10(a) shall not become a Loan Party and/or a Collateral Party hereunder).

          (b) Subject to the limitations set forth in the Security Agreement, the Borrower will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent or the Required Lenders may reasonably request, to carry out the terms and conditions of this Agreement and the other Loan Documents, and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all at the expense of the Loan Parties. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Collateral Documents.
          SECTION 5.11. Control Agreements; Collateral Access Agreements. (a) The Borrower will, and will cause each applicable Collateral Party to, (a) enter into the Deposit Account Control Agreements required to be provided pursuant to Section 7.01 of the Security Agreement and (b) open the Collection Account with the Administrative Agent, in each case no later than the date that is 60 days (or such longer period as the Administrative Agent, in its sole discretion, may agree) after the Restatement Effective Date. In connection with the foregoing, the Borrower shall deliver to the Administrative Agent a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the date on which the obligations set forth in this Section 5.11 have been satisfied) of Jones Day, counsel for the Borrower and the Domestic Material Subsidiaries, in form and substance reasonably satisfactory to the Administrative Agent and covering such customary matters relating to such Deposit Account Control Agreements governed by the laws of, or (solely with respect to the opinion relating to perfection of a security interest) entered into by a depositary bank whose jurisdiction (for purposes of Section 9-304 of the UCC and as designated in the applicable Deposit Account Control Agreement) is in a State in which, Jones Day is then licensed to practice.
          (b) The Borrower will, and will cause each applicable Collateral Party to, use its commercially reasonable efforts to enter into Collateral Access Agreements required to be provided pursuant to Section 4.05 of the Security Agreement no later than the date that is 90 days (or such longer period as the Administrative Agent, in its sole discretion, may agree) after the Restatement Effective Date.
ARTICLE VI
Negative Covenants
          Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable (other than contingent amounts not yet due) under any Loan Document have been paid in full and all Letters of Credit have expired or been terminated (or cash collateralized in an amount equal to 105% of the aggregate undrawn amount of all outstanding Letters of Credit) and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:
          SECTION 6.01. Indebtedness. (a) Neither the Borrower nor any of the Subsidiaries shall directly or indirectly create, incur, assume or otherwise become or remain directly or indirectly liable with respect to any Indebtedness, the incurrence of which would cause the Borrower to violate the financial covenant set forth in Section 6.12 (giving effect to such incurrence of Indebtedness on a pro forma basis as if such incurrence (and the application of any proceeds therefrom, including the repayment of any Indebtedness with the proceeds of the Indebtedness being so incurred) occurred on the first day of the applicable four fiscal quarter period ended immediately prior to such incurrence) to the extent such Section is in effect as of the date of such determination (or would be in effect after giving effect to such incurrence of Indebtedness). It is understood and agreed that any Indebtedness incurred under Section 6.01(a) of the Existing Credit Agreement, to the extent such Indebtedness was, at the time of such incurrence, permitted to be so incurred thereunder, shall be deemed to have been incurred under, and in compliance with, this Section 6.01(a) as of the Restatement Effective Date.
          (b) Neither the Borrower nor any of its Subsidiaries shall at any time permit the sum, without duplication, of (i) all Indebtedness of the Borrower and the Subsidiaries secured by Liens plus (ii) all Indebtedness of the Subsidiaries (including Subsidiaries acquired after the Effective Date) to exceed $500,000,000 at any time outstanding.
          (c) Notwithstanding anything to the contrary in paragraph (b) of this Section 6.01, the following Indebtedness of the Borrower and the Subsidiaries (including Subsidiaries acquired after the Effective Date) shall not be prohibited by Section 6.01(b) and shall not be included in calculating the levels of Indebtedness permitted under Section 6.01(b) regardless of whether such Indebtedness is secured as permitted by Section 6.02:
     (i) (x) Indebtedness created under the Loan Documents and (y) other Indebtedness existing on the Effective Date and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness, provided that such extending, renewal or replacement Indebtedness (A) shall not be Indebtedness of an obligor that was not an obligor with respect to the original Indebtedness being extended, renewed or replaced (other than in the case of Guarantees otherwise permitted by clause (iii) of this Section 6.01(c)), (B) shall not be in a principal amount that exceeds the principal amount of the Indebtedness being extended, renewed or replaced (plus any accrued but unpaid interest and redemption premium thereon), (C) shall not have an earlier maturity date or shorter weighted average life to maturity than the Indebtedness being extended, renewed or replaced and (D) shall be subordinated to the Obligations to the same extent as the Indebtedness being extended, renewed or replaced, if applicable;
     (ii) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that (A) Indebtedness of any Subsidiary (other than a Loan Party) owing to any Loan Party shall be subject to Section 6.04 and (B) Indebtedness of the Borrower to any Subsidiary or of any other Loan Party to any other Subsidiary (other than a Loan Party) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent;
     (iii) Guarantees by the Borrower of Indebtedness of any Subsidiary, and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that (A) the Indebtedness so Guaranteed shall not be prohibited by this Section (other than clause (c)(ii)) and (B) Guarantees by any Loan Party of Indebtedness of any Subsidiary (other than a Loan Party) shall be subject to Section 6.04;
     (iv) (A) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness that is assumed by the Borrower or any Subsidiary or that remains Indebtedness of an acquired entity in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, provided that such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (B) extensions, renewals and replacements of any such Indebtedness so long as the outstanding principal amount of such extensions, renewals and replacements does not exceed the principal of the Indebtedness being extended, renewed or replaced (plus any accrued but unpaid interest and premium thereon), provided that the aggregate principal amount of Indebtedness permitted by this clause (iv) incurred after the Effective Date shall not exceed $100,000,000 at any time outstanding;
     (v) Indebtedness in respect of Swap Agreements permitted by Section 6.06; and
     (vi) Indebtedness in respect of any financing or capital lease financing relating to the Borrower’s or the Subsidiaries’ sea vessels in an amount not to exceed $75,000,000 at any time outstanding.
          SECTION 6.02. Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:
     (i) Liens created pursuant to any Loan Document;
     (ii) Permitted Encumbrances;
     (iii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the Effective Date and set forth in Schedule 6.02, provided that (A) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary (other than assets financed by the same financing source pursuant to the same financing scheme in the ordinary course of business) and (B) such Lien shall secure only those obligations that it secured on the Effective Date and extensions, renewals and replacements thereof so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the obligations being extended, renewed or replaced (plus any accrued but unpaid interest and premium thereon);
     (iv) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the Effective Date prior to the time such Person becomes a Subsidiary, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary (other than assets financed by the same financing source pursuant to the same financing scheme in the ordinary course of business) and (C) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof so long as the principal amount of such extensions, renewals and replacements does not exceed the principal amount of the obligations being extended, renewed or replaced (plus any accrued but unpaid interest and premium thereon);
     (v) Liens on fixed or capital assets acquired, constructed or improved (including any such assets made the subject of a Capital Lease Obligation incurred) by the Borrower or any Subsidiary after the Effective Date, provided that (A) such Liens secure Indebtedness incurred to finance such acquisition, construction or improvement and permitted by clause (iv)(A) of Section 6.01(c) or to extend, renew or replace such Indebtedness and permitted by clause (iv)(B) of Section 6.01(c), (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement (provided that this clause (B) shall not apply to any Indebtedness permitted by clause (iv)(B) of Section 6.01(c) or any Lien securing such Indebtedness), (C) the Indebtedness secured thereby does not exceed the lesser of the cost of acquiring, constructing or improving such fixed or capital asset or, in the case of Indebtedness permitted by clause (iv)(A) of Section 6.01(c), its fair market value at the time such security interest attaches, and in any event, the aggregate principal amount of such Indebtedness does not exceed $100,000,000 at any time outstanding and (D) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary (except assets financed by the same financing source pursuant to the same financing scheme in the ordinary course of business);
     (vi) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;
     (vii) Liens granted by a Subsidiary in respect of Indebtedness permitted by Section 6.01;
     (viii) Liens securing obligations under Swap Agreements (and related netting agreements) entered into after the Effective Date and permitted under Section 6.06 in an amount not to exceed $150,000,000 on a marked-to-market basis at any time outstanding;
     (ix) Liens existing or deemed to exist securing the ship financing Indebtedness described in Section 6.01(c)(vi) in an amount not to exceed $75,000,000, provided that such Liens shall apply only to those assets and rights of the type pledged under the Vessel Loan Agreement and the collateral documents entered into in connection therewith (as the Vessel Loan Agreement and such other documents are in effect on the Restatement Effective Date) and shall not apply to any other property or asset of the Borrower or any Subsidiary;
     (x) Liens not otherwise permitted by this Section to the extent that the aggregate outstanding principal amount of the obligations secured thereby does not at any time exceed $100,000,000; and
     (xi) Liens created by sales contracts documenting unconsummated asset dispositions permitted hereby, provided that such Liens attach only to those assets that are the subject of the applicable sales contract.
Notwithstanding the foregoing, none of the Liens permitted pursuant to this Section 6.02 may at any time attach to any Collateral, other than those permitted under clauses (i) through (iv), (vi) and (xi) of this Section 6.02.
          SECTION 6.03. Fundamental Changes. (a) The Borrower will not, and will not permit any Material Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation and (ii) any Person (other than the Borrower) may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and (if any party to such merger is a Restricted Collateral Party, a Collateral Party or a Loan Party) is a Restricted Collateral Party, a Collateral Party or a Loan Party, as the case may be, provided that any such merger involving a Person that is not a wholly-owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

          (b) The Borrower will not, and will not permit any Material Subsidiary to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the Effective Date and businesses reasonably related thereto.
          (c) The Borrower will not, and will not permit any other Loan Party, to sell, transfer, lease or otherwise dispose of all or substantially all its assets, provided that this clause (c) shall not prohibit any such sale, transfer, lease or other disposition (i) by any Collateral Party to any other Collateral Party, (ii) by any wholly-owned Subsidiary (other than a Collateral Party) to the Borrower or any other wholly-owned Subsidiary or (iii) of assets the aggregate fair value of which, determined as of the date of such sale, transfer, lease or other disposition and when combined with the aggregate fair value of all assets sold, transferred, leased or otherwise disposed of pursuant to this clause (iii) (in each case, determined as of the date of the sale, transfer, lease or other disposition of the applicable assets), does not exceed 15% of the consolidated assets of the Loan Parties as determined on such date. Notwithstanding the foregoing, (A) no Restricted Collateral Party may issue any Equity Interests (other than to the Borrower or to another wholly-owned Subsidiary), (B) neither the Borrower nor any other Subsidiary may sell, transfer or otherwise dispose of any Equity Interests of any Restricted Collateral Party (other than to the Borrower or to any wholly-owned Subsidiary) except in a transaction pursuant to clause (iii) of this paragraph (c) in which 100% of the Equity Interests of such Restricted Collateral Party are sold, transferred or otherwise disposed of and (C) neither the Borrower nor any Restricted Collateral Party may sell, transfer, lease or otherwise dispose of all or substantially all its assets (other than to the Borrower or to another Restricted Collateral Party) except in a transaction pursuant to clause (iii) of this paragraph (c).
          SECTION 6.04. Investments. The Borrower will not, and will not permit any Loan Party to, purchase or acquire (including pursuant to any merger with such Person) any Equity Interests in or evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make any loans or advances to, or Guarantee any Indebtedness of, any other Person (other than a Loan Party), or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, or incur an obligation (contingent or otherwise) to do any of the foregoing (each, an “Investment”), at any time when (x) the Excess Availability is less than the Threshold Amount at such time or (y) a Default or Event of Default has occurred and is continuing, provided that, without limiting the foregoing, so long as no Default or Event of Default shall have occurred and is continuing, the Borrower may make Investments in an aggregate amount (each such Investment being valued at the amount determined therefor at the date made net of any return of capital or sale proceeds actually received in cash (which shall not exceed the cost of such Investment) in respect of such Investment) not to exceed $150,000,000 at any time outstanding; provided further that the Borrower shall not, nor shall it permit any Loan Party to, make an Investment that would otherwise be permitted by this Section if, in the Borrower’s reasonable business judgment (taking into account, among other things, the likelihood that the Borrower or any other Loan Party would be required to make a cash payment in respect of such Investment as well as alternate sources of cash (other than proceeds from Borrowings hereunder) that are reasonably likely to be available for the funding of such Investment at the time a cash payment in respect of such Investment would become due), such Investment (when taken together with each other Investment made pursuant to this Section 6.04, excluding clauses (a) through (j) of this Section 6.04) would result in Excess Availability being less than $50,000,000 (after giving effect to any cash payments, and any Borrowings hereunder, made (or to be made) in connection with such Investments). Notwithstanding the foregoing, the following Investments shall be deemed not to be covered or restricted by this Section:
     (a) Investments existing on the Restatement Effective Date and set forth on Schedule 6.04 and Permitted Investments;

     (b) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses of the Borrower or any Subsidiary for accounting purposes and that are made in the ordinary course of business;
     (c) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;
     (d) Investments in the form of Swap Agreements permitted by Section 6.06;
     (e) Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates or merges with the Borrower or any Subsidiary so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger;
     (f) Investments resulting from pledges or deposits described in clause (c) or (d) of the definition of the term “Permitted Encumbrance”;
     (g) Investments received in connection with the disposition of any asset permitted by Section 6.03(c);
     (h) receivables or other trade payables owing to the Borrower or a Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms, provided that such trade terms may include such concessionary trade terms as the Borrower or any Subsidiary deems reasonable under the circumstances;
     (i) Investments in or to any Loan Party; and
     (j) Investments to the extent funded with the proceeds of any substantially concurrent issuance of Qualified Equity Interests to the extent that such issuance does not result in a Change in Control.
          SECTION 6.05. Sale and Leaseback Transactions. Neither the Borrower nor any of the Subsidiaries shall become liable, directly or by way of a Guarantee, with respect to any lease, whether or not such lease results in a Capital Lease Obligation, of any property (whether real or personal or mixed) whether now owned or hereafter acquired, that the Borrower or any Subsidiary has sold or transferred or is to sell or transfer to any other Person after the Effective Date (a “Sale and Leaseback Transaction”), provided that the Borrower or a Subsidiary may enter into a Sale and Leaseback Transaction if (a) at the time of such Sale and Leaseback Transaction, no Event of Default is continuing, (b) the proceeds from the sale of the subject property shall be at least equal to 80% of its fair market value and (c) if such Sale and Leaseback Transaction results in a Capital Lease Obligation, such Capital Lease Obligation is not prohibited by Section 6.01 and any Lien made the subject of such Capital Lease Obligation is not prohibited by Section 6.02.
          SECTION 6.06. Swap Agreements. The Borrower will not, and will not permit any Subsidiary to, enter into any Swap Agreement for speculative purposes.
          SECTION 6.07. Restricted Payments. (a) The Borrower will not, and will not permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, if (i) a Default has occurred and is continuing or would result therefrom or (ii) such Restricted Payment is not at the time permitted by a Requirement of Law or any agreement or instrument applicable to the Borrower or such Subsidiary, provided that this paragraph (a) shall not restrict dividends or similar distributions payable solely in

Qualified Equity Interests or made by Subsidiaries to wholly-owned Subsidiaries or to the Borrower (it being understood that this proviso shall not permit any such dividend or similar distribution (A) from a Domestic Subsidiary to a Foreign Subsidiary or (B) in the case of any such dividend or distribution comprised of Collateral, from a Collateral Party to an entity that is not a Collateral Party).
          (b) Notwithstanding anything in Section 6.07(a) to the contrary, the aggregate amount of Restricted Payments permitted to be made (or with respect to which obligations (contingent or otherwise) to do so are permitted to be incurred) by the Borrower and the Subsidiaries pursuant to this Section 6.07 (excluding any Restricted Payments made (or with respect to which obligations (contingent or otherwise) to do so have been entered into) by the Borrower or any Subsidiary at any time when (x) Excess Availability at such time is equal to or greater than the Threshold Amount, (y) the Fixed Charge Coverage Ratio at such time, determined for the period of four consecutive fiscal quarters most recently ended at or prior to such time, is equal to or greater than 1.10 to 1.00 and (z) no Default or Event of Default has occurred and is continuing) shall not exceed (i) $25,000,000 in any calendar year and (ii) $50,000,000 in the aggregate for the term of this Agreement, provided that this paragraph (b) shall not restrict dividends or similar distributions payable solely in Qualified Equity Interests or made by Subsidiaries to wholly-owned Subsidiaries or to the Borrower (it being understood that this proviso shall not permit any such dividend or similar distribution (A) from a Domestic Subsidiary to a Foreign Subsidiary or (B) in the case of any such dividend or distribution comprised of Collateral, from a Collateral Party to an entity that is not a Collateral Party).
          SECTION 6.08. Transactions with Affiliates. The Borrower shall not, and shall not suffer or permit any Material Subsidiary to, enter into any transaction with any Affiliate (other than the Borrower or a wholly-owned Subsidiary) of the Borrower, except transactions (a) entered into in good faith and (b) at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties.
          SECTION 6.09. Restrictive Agreements. The Borrower will not, and will not permit any Material Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Material Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets or (b) the ability of any Material Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions imposed by (A) law or (B) any Loan Document, (ii) the foregoing shall not apply to restrictions or conditions existing on the Effective Date and identified on Schedule 6.09 (but shall apply to any extension or renewal of, or any amendment, modification or replacement expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or any assets pending such sale, provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are to be sold and such sale is permitted hereunder, (iv) paragraph (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) paragraph (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, (vi) paragraph (a) of the foregoing shall not apply to any existing or future joint venture agreement that restricts the ability of any party to such agreement to create, incur or permit a Lien on the equity interests in the joint venture, provided that the Borrower and any Material Subsidiary party to such agreement collectively own no more than 81 percent of the equity interests in such joint venture and (vii) paragraph (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement if the terms of such agreement expressly permit the creation, incurrence and existence of Liens to secure Indebtedness or other Secured Obligations under this

Agreement and extensions, renewals and replacements of any such Indebtedness or other Secured Obligations.
          SECTION 6.10. Amendment of Material Documents. The Borrower will not, and will not permit any Subsidiary to, amend, modify, waive, terminate or release its certificate of incorporation, by-laws or other organizational documents, if the effect of such amendment, modification, waiver, termination or release is materially adverse to the Borrower and the Subsidiaries, taken as a whole, or the Lenders.
          SECTION 6.11. Changes in Fiscal Periods. Without the prior consent of the Administrative Agent, the Borrower will neither (a) permit its fiscal year or the fiscal year of any Subsidiary to end on a day other than December 31, nor (b) change its method of determining fiscal quarters.
          SECTION 6.12. Fixed Charge Coverage Ratio. If, at any time, Excess Availability is less than the greater of (a) $50,000,000 and (b) 15% of the aggregate Revolving Commitments at such time, then the Borrower will not permit the Fixed Charge Coverage Ratio at such time, determined for the period of four consecutive fiscal quarters most recently ended at or prior to such time, to be less than 1.10 to 1.00.
ARTICLE VII
Events of Default
          If any of the following events (any such event, an “Event of Default”) shall occur:
     (a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;
     (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in paragraph (a) of this Article) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five Business Days;
     (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Material Subsidiary in or in connection with the Existing Credit Agreement (to the extent made prior to the Restatement Effective Date and not waived), any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder that is qualified by materiality shall prove to have been incorrect or any representation or warranty that is not so qualified shall prove to have been incorrect in any material respect when made or deemed made;
     (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the existence of the Borrower) or 5.09 or in Article VI of this Agreement or any Collateral Party shall fail to observe or perform any covenant, condition or agreement contained in Section 4.01(j) or Article VII, in each case of the Security Agreement; provided, however, that, without limiting the effect of any other Default or Event of Default under this Article VII, any Default arising under Section 5.02 (or any Default arising under a failure of the conditions set forth in Section 4.02 arising solely as a result of a failure to comply with Section 5.02) shall be deemed to be cured upon the giving of such notice by the Borrower;
     (e) the Borrower or any other Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in paragraph (a), (b) or (d) of this Article), and, except as otherwise provided in such Loan Document, such failure shall continue unremedied for a period of 30 days after notice thereof from any Lender or the Administrative Agent to the Borrower;
     (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable after the expiration of any applicable grace periods;
     (g) any event or condition occurs (including the triggering of any change in control or similar event with respect to the Borrower) (i) that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired, provided that, during the applicable grace period, no additional consideration is paid or additional rights are granted in respect of such Material Indebtedness) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) the effect of which event or condition is to cause, or to permit the holder or holders of any Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to require, with the giving of notice if required, any Material Indebtedness to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), prior to its stated maturity, provided that this paragraph (g) shall not apply to secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement);
     (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Subsidiary or their debts, or of a substantial part of their assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of their assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
     (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in paragraph (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of their assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
     (j) the Borrower or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

     (k) one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against the Borrower, any Material Subsidiary or any combination thereof (provided that in determining whether the foregoing threshold is satisfied, there shall be excluded any portion of such judgments that is fully covered by a third party insurance company rated not less that “B++” by A.M. Best (less any applicable deductible) and as to which the insurer has not disputed, in writing, its responsibility to cover such judgment) and the same shall remain unpaid or undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Material Subsidiary to enforce any such judgment;
     (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect;
     (m) any Loan Document shall for any reason be asserted by the Borrower not to be a legal, valid and binding obligation of the Borrower;
     (n) a Change in Control shall occur;
     (o) the Guarantee Agreement shall fail to remain in full force or effect or any action shall be taken by any Loan Party to discontinue or to assert the invalidity or unenforceability of the Guarantee Agreement, or any Loan Party shall deny that it has any further liability under the Guarantee Agreement to which it is a party, or shall give notice to such effect; or
     (p) any Collateral Document shall for any reason fail to create a valid and perfected first priority security interest in any Collateral purported to be covered thereby, except as permitted by the terms of any Collateral Document, or any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document, then, and in every such event (other than an event with respect to the Borrower described in paragraph (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in paragraph (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII
The Administrative Agent
          Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the Issuing Bank, and the Borrower shall not have rights as a third party beneficiary of any of such provisions.
          The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.
          The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary or believed by the Administrative Agent in good faith to be necessary under the circumstances as provided in Section 2.05(j) or Section 9.02), and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 2.05(j) or Section 9.02 or believed by the Administrative Agent in good faith to be necessary) or in the absence of its own gross negligence or wilful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.
          The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Adobe pdf file, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
          The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent, provided that the Administrative Agent shall remain liable for the performance of such obligations and duties. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties, provided that the Administrative Agent shall remain liable for the performance of such obligations and duties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
          In determining compliance with any condition hereunder to the making of a Loan, or the issuance, amendment, renewal or extension of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or the Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or the Issuing Bank prior to the making of such Loan or the issuance, amendment, renewal or extension of such Letter of Credit.
          Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time upon notice to the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrower in the absence of a continuing Event of Default, to appoint a successor. If no successor shall have been so appointed by the Borrower and the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent that shall be a commercial bank with an office in New York, New York, or an Affiliate of any such commercial bank, in either case, acceptable to the Borrower in the absence of a continuing Event of Default (such acceptance not to be unreasonably withheld or delayed). Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all its duties and obligations under the Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed in writing between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.
          Each Lender and the Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon any Loan Document or any related agreement or any document furnished thereunder.

          Notwithstanding anything herein to the contrary, none of the agents listed on the cover page hereof shall have any powers, duties or responsibilities under any Loan Document, except in its capacity, as applicable, as the Administrative Agent, a Lender or the Issuing Bank hereunder.
          Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Administrative Agent; (b) the Administrative Agent (i) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Administrative Agent undertakes no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Administrative Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by such Person as the direct or indirect result of disclosure of any such Report to a third party by such indemnifying Lender in violation of the terms hereof.
ARTICLE IX
Miscellaneous
          SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or Adobe pdf file, as follows:
               (i) if to the Borrower or any Loan Party, to the Borrower at:
550 West Adams Street
Chicago, IL 60661
Attention: Vice President and Treasurer
Telecopy No.: (312) 672-3883
with a copy to:
Corporate Secretary
Telecopy No.: (312) 672-7748;
               (ii) if to the Administrative Agent, the Issuing Bank or the Swingline Lender, to:
JPMorgan Chase Bank, N.A.
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Marshella B. Williams
Telecopy No.: (713) 427-6307
email: Marshella.B.Williams@chase.com

with a copy to:
JPMorgan Chase Bank, N.A.
270 Park Avenue,
New York, NY 10017
Attention: Peter Predun
Telecopy No.: (212) 270-5100
email: peter.predun@jpmorgan.com; and
     (iii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.
All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by telecopy or by Adobe pdf file shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.
          (b) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. Notices and other communications to the Lenders and the Issuing Bank hereunder may also be delivered or furnished by electronic communication (including e-mail, Adobe pdf file and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the Issuing Bank pursuant to Article II if such Lender or the Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.
          SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time. No notice to or demand on the Borrower or any other Loan Party in any case shall entitle the Borrower or any other Loan Party to any other or further notice or demand in similar or other circumstances.
          (b) Except as provided in Section 2.19 with respect to any Revolving Commitment Increase, neither any Loan Document nor any provision thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the applicable Loan Parties, in each case with the consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce or forgive any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the maturity of any Loan, or the required date of reimbursement of any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or reduce or forgive the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (d) or any other provision of this Agreement in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender adversely affected thereby, (v) change any of the provisions of this Section or the percentage set forth in the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Revolving Commitments on the Restatement Effective Date), (vi) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(e) without the written consent of such SPV, (vii) release any material Loan Party from its Guarantee under the Guarantee Agreement (except as expressly provided in the Guarantee Agreement), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (viii) release all or substantially all the Collateral from the Liens of the Collateral Documents, without the written consent of each Lender or (ix) change any of the provisions of the definitions of “Eligible Accounts”, “Eligible Inventory” or “Borrowing Base” (including the advance rates referenced therein and any defined term used therein relevant to the determination of the Borrowing Base), without the written consent of Lenders having Revolving Exposure and unused Revolving Commitments, if any, representing more than 75% of the sum of the total Revolving Exposure and unused Revolving Commitments at such time; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be.
          (c) In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders or all affected Lenders, if the consent of the Required Lenders to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section being referred to as a “Non-Consenting Lender”), then, so long as the Lender that is acting as Administrative Agent is not a Non-Consenting Lender, the Borrower may, at its sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, the Issuing Bank and the Swingline Lender, which consent shall not unreasonably be withheld or delayed, (ii) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, Swingline Loans and Overadvances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Loan Parties (in the case of all other amounts) and (iii) the Loan Parties or such assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b).

          SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses (including reasonable expenses incurred in connection with due diligence) incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such reasonable out-of-pocket expenses incurred during any workout or restructuring (and related negotiations) in respect of such Loans or Letters of Credit.
          (b) The Borrower shall indemnify the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all out-of-pocket losses, claims, damages, liabilities and related reasonable expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by the Borrower or any Subsidiary arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on, at, to or from any property currently or formerly owned or operated by the Borrower or any Subsidiary, or any other Environmental Liability related in any way to the Borrower or any Subsidiary or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any Subsidiary and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.
          (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section and without limiting the Borrower’s obligation to do so, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. The obligations of the Lenders under this paragraph (c) are subject to the last sentence of Section 2.02(a) (which shall apply mutatis mutandis to the Lenders’ obligations under this paragraph (c)).
          (d) To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect,

consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.
          (e) All amounts due under this Section shall be payable not later than three Business Days after written demand therefor setting forth the basis for such claim in reasonable detail.
          SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
          (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of (A) the Borrower, provided that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below) or, if an Event of Default has occurred and is continuing, any other assignee; (B) the Administrative Agent; and (C) the Issuing Bank.
     (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed), provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided that assignments made pursuant to Section 2.18(b) or Section 9.02(c) shall not require the signature of the assigning Lender to become effective; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any Tax forms required by Section 2.16(f) and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

          For purposes of paragraph (b) of this Section, the term “Approved Fund” and “CLO” have the following meanings:
          “Approved Fund” means (a) a CLO and (b) with respect to any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.
          “CLO” means an entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.
     (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03) and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
     (iv) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
     (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any Tax forms required by Section 2.16(f) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.
     (vi) The words “execution”, “signed”, “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
          (c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.
     (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (c)(iii) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 (subject to the requirements and limitations therein) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section, provided that such Participant shall be subject to Section 2.18 as though it were a Lender. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant shall be subject to Section 2.17(d) as though it were a Lender.
     (iii) A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant complies with Section 2.16(f) as though it were a Lender.
          (d) Any Lender may at any time, without the consent of the Borrower or the Administrative Agent, pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
          (e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which is hereby assumed by and shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the U.S. or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.
          SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower and the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other Obligation (as distinguished from the Secured Obligations) under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.
          SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by Adobe pdf file shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
          SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the Issuing Bank or any such Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender or the Issuing Bank, irrespective of whether or not such Lender or the Issuing Bank shall have made any demand under this Agreement and although such obligations may be unmatured or are owed to a branch or office of such Lender or the Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness. The applicable Lender and the Issuing Bank shall notify the Borrower and the Administrative Agent of such setoff and application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section. The rights of each Lender, the Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the Issuing Bank and their respective Affiliates may have.
          SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.
          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the U.S. District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE,

THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to any Loan Document or the enforcement of rights thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Loan Parties and their obligations under the Loan Documents, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than a Loan Party. For the purposes of this Section, “Information” means all information received from a Loan Party and/or its Related Parties or representatives relating to any Loan Party, its Subsidiaries or their respective businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by any Loan Party and/or its Related Parties or representatives, provided that, in the case of information received from the Borrower and/or its Related Parties or any Subsidiary after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
          (b) Each Lender acknowledges that information as defined in Section 9.12(a) furnished to it pursuant to this Agreement may include material non-public Information concerning the Loan Parties and their Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public Information and that it will handle such material non-public Information in accordance with those procedures, applicable law, including Federal and state securities laws, and the terms hereof.
          (c) All information, including waivers and amendments, furnished by the Loan Parties, their Related Parties or representatives or the Administrative Agent pursuant to, or in the course of administering, this Agreement will be syndicate-level information, which may contain material non-public Information about the Loan Parties and their Related Parties or their respective securities and its securities. Accordingly, each Lender represents to the Borrower (on behalf of the Loan Parties) and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive Information that may contain material non-public Information in accordance with its compliance procedures, applicable law and the terms hereof.

          SECTION 9.13. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies the Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the names and addresses of the Loan Parties and other information that will allow such Lender to identify the Borrower in accordance with the Act.
          SECTION 9.14. Disclosure. The Borrower and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates.
          SECTION 9.15. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law, can be perfected only by possession. Should any Lender (other than the Lender serving hereunder as the Administrative Agent) obtain possession of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions.
          SECTION 9.16. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or participation in any LC Disbursement, together with all fees, charges and other amounts that are treated as interest on such Loan or LC Disbursement or participation therein under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or LC Disbursement or participation therein in accordance with applicable law, the rate of interest payable in respect of such Loan or LC Disbursement or participation therein hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or LC Disbursement or participation therein but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or LC Disbursements or participation therein or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
          SECTION 9.17. Existing Credit Agreement; Effectiveness of Amendment and Restatement. Until this Agreement becomes effective in accordance with the terms of the Amendment and Restatement Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrower under the Existing Credit Agreement shall become obligations of the Borrower hereunder and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof.

SCHEDULE 1.01(a)
Existing Letters of Credit

ID NUMBER	BENEFICIARY	PURPOSE	AMOUNT
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***	***	***	***
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*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

ID NUMBER	BENEFICIARY	PURPOSE	AMOUNT
***	***	***	***
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***			***

TOTAL LCS			***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

SCHEDULE 1.01(b)
USG CORPORATION
STATEMENT OF INVESTMENT OBJECTIVE AND GUIDELINES
INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to seek to maximize total return (or after-tax total return adjusted for Federal taxes) to the extent consistent with the preservation of capital, maintenance of liquidity and the investment guidelines set forth below:
INVESTMENT GUIDELINES:
1. Eligible Investments:
a. Obligations issued or guaranteed by the U.S. Government, its agencies and custodial receipts with respect thereto for collateral purposes.
b. Obligations of domestic or foreign commercial banks (or branches thereof where deposits with branches are general obligations of the parent bank) and bank holding companies, including, but not limited to, commercial paper, bankers’ acceptances, certificates of deposit, time deposits, notes and bonds.
c. Obligations of domestic or foreign corporations, including, but not limited to, commercial paper, notes, bonds and debentures.
d. Obligations issued by any state or political subdivision of the U.S. (including the District of Columbia and any possession of the United States).
e. Mortgage and other asset backed securities.
f. U.S. dollar denominated money market funds.
g. Overnight sweep accounts.
h. Repurchase agreements with counterparties listed in (1) or (2) below collateralized fully by investments described in paragraph a. above which have a market value, including accrued interest, of at least 102% of the amount invested in the repurchase agreement.
1) Banks in the credit facility which are approved for investment at the time of purchase; and
2) Broker-dealers which are approved as repurchase agreement counterparties by the Treasurer and CFO of USG.
i. In the case of any investment under a. through h. above:
1) All investments shall be denominated in U.S. dollars; and
2) Investments may include fixed and floating rate instruments.
2. Credit Quality:
a. With respect to commercial paper and other short-term obligations, money market funds, investments and reinvestments shall be limited to obligations rated (or issued by an issuer that has been rated) at the time of purchase in one of the two highest rating categories (within which there may be sub-categories or gradations indicating relative standing) by one or more nationally recognized statistical rating organizations (“NRSRSOs”).
b. With respect to bonds and other long-term obligations, investment and reinvestment shall be limited to obligations rated at the time of purchase in one of the two highest rating categories (within which there may be subcategories or gradations indicating relative standing) by the NRSROs.
3. Diversification:
a. Except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, money market funds, and repurchase agreements collateralized fully by such obligations, a maximum of 10% of the value of the total assets of the Portfolio may be invested in securities of any one issuer.
b. A maximum of 20% of the value of the total assets of the Portfolio may be invested in repurchase agreements with one counterparty.
c. A maximum of 30% may be invested in any single money market fund, except when:
•	USG’s investable cash is below $50,000,000, or

•	USG has 3 or fewer approved money market funds
d. Compliance with the diversification requirements of these guidelines shall be determined on the basis of values immediately after the acquisition of any security.
4. Maturity/Liquidity:
All securities held in the Portfolio must have a duration of less than two years. At no time will the portfolio weighted average duration exceed 180 days.
5. Review and Performance:
For purposes of evaluating performance, the relevant standards will be the iMoneyNet taxable money market fund average.

Schedule 1.01 ( c )
to Credit Agreement
USG Corporation
Schedule of Borrowing Base Supplemtal Documents
Documents to be Submitted to the Administrative Agent
The following information is to be submitted, pursuant to Section 5.01 of the Credit Agreement, for USG Corporation as noted below:

Semi-Annually
		Monthly Reporting: Due	(per the terms of	Weekly Reporting:
		within Fifteen (15)	the Credit	Due within Three (3)
	Reporting Frequency	Business Days	Agreement)	Business Days
	Borrowing Base Certificate in the form of Exhibit .	X		X

Accounts Receivable Supporting Documents:

1.	Accounts receivable summary aging aged by invoice date or due date, as applicable, by operating division in an electronic format suitable to the Administrative Agent	X		X

2.	Accounts receivable rollforward by operating division in a format suitable to the Administrative Agent	X

3.	Top 10 accounts receivable balances aged per the most recent summary aging by operating division	X

4.	Reconciliation of A/R aging report to the general ledger and financial statements by operating division	X

5.	Top 10 Sales Concentration for Prior Twelve months by operating division	X

6.	Supporting documentation (system generated extract report where applicable) for the A/R ineligibles/ reserves reported on the Borrowing Base Certificate by operating division	X		X

7.	U.S. updated customer list by operating division		X

Inventory Supporting Documents:

1.
An inventory perpetual report and schedules detailing each operating division’s inventory, in a form satisfactory to the Administrative Agent, (i) by summarized locations, (ii) by department, (iii) by volume on hand and (iv) other schedules as reasonably requested
X

2	Gross margin and turnover by product segment by operating division	X

3	Reconciliation of perpetual inventory reports to the general ledger and financial statements by operating division	X

4
Schedule of monthly rent or unpaid fees related to leased or unowned locations (eg: outside processors, third party warehouses or other locations for which landlord waivers or bailee letters have not been received)
X

5	Inventory value stated at cost by location for each operating division	X

6	Supporting documentation (system generated extract report where applicable) for the inventory ineligibles/ reserves reported on the Borrowing Base Certificate by operating division	X		X

Other Supporting Documents:

1.	Accounts payable summary aging by vendor and by operating division in a format suitable to the Administrative Agent	X

2.	Top 10 accounts payable vendor balances by aging category and operating division	X

3.	Year-to-date top 10 purchases concentration by vendor and operating division	X

4.	Reconciliation of A/P aging to general ledger and financial statements per operating division	X

5.	Cash and Cash Equivalents Balance			X
Submit to:
JPMorgan Chase Bank, N.A.
CBC Structuring & Portfolio Group
Attn: Asita H. Mamlatdarna
270 Park Avenue, 44th Floor
New York, NY 10017
Phone: (212) 270 — 0287
Fax: (646) 534 — 2288
E-Mail: asita.h.mamlatdarna@jpmchase.com

Schedule 2.01

Institution	Commitment
Bank of America, N.A.	$97,826,086.95
JPMorgan Chase Bank, N.A.	55,217,391.29
Citigroup USA, Inc.	48,913,043.48
Goldman Sachs Credit Partners, L.P.	35,117,056.85
The Royal Bank of Scotland PLC	32,608,695.65
Bank of Montreal, Chicago Branch	21,739,130.44
Calyon	21,739,130.44
Fifth Third Bank	21,739,130.44
The Northern Trust Company	21,739,130.44
Sumitomo Mitsui Banking Corporation	21,739,130.44
Wells Fargo Bank, N.A.	21,739,130.44
Mizuho Corporate Bank, Ltd.	19,230,769.23
Bank of Tokyo — Mitsubishi UFJ, Ltd.	10,869,565.22
Morgan Stanley Bank, N.A.	10,869,565.22
PNC Bank, National Association	10,869,565.22
Union Bank of California	10,869,565.22
U.S. Bank National Association	10,869,565.22
Natexis Banques Populaires	8,913,043.47
The Bank of Nova Scotia	8,695,652.17
Commerzbank AG	8,695,652.17

Total	$500,000,000.00

Schedule 3.06
Disclosed Matters
The inclusion of the following information in this Schedule 3.06 shall not constitute an admission of liability with respect to any such matter or that any such matter will have, or could reasonably be expected to have, a Material Adverse Effect.
We are named as defendants in litigation arising from our operations, including claims and lawsuits arising from the operation of our vehicles, product warranties, personal injury and commercial disputes. We have also been notified by state and federal environmental protection agencies of possible involvement as one of numerous “potentially responsible parties” in a number of so-called “Superfund” sites in the United States. As a potentially responsible party, we may be responsible to pay for some part of the cleanup of hazardous waste at these sites. In most of these sites, our involvement is expected to be minimal. In addition, we are involved in environmental cleanups of other property that we own or owned. We believe that appropriate reserves have been established for our potential liability in connection with these matters, taking into account the probability of liability, whether our exposure can be reasonably estimated and, if so, our estimate of our liability on the range of our liability. However, we continue to review our accruals as additional information becomes available.
We do not expect the environmental or any other litigation matters involving USG to have a material adverse effect upon our results of operations, financial position or cash flows.

Schedule 3.12
Insurance

Expiration							Annual
Date*	Insured	Coverage	Company	Broker	Limit	Deductible/SIR	Premium (US)	Policy Number
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & US Subsidiaries	***	***	***	***	***	***	***
***	USG & Foreign Subsidiaries except Canada	***	***	***	***	***	***	***
***	US Gypsum	***	***	***	***	***	***
***	USG & US Gypsum	***	***	***	***	***	***	***
***	USG & GTL	***	***	***	***	***	***	***
***	USG & CGC	***	***	***	***	***	***	***
***	USG & GTL	***	***	***	***	***	***	***
***	USG (Including Domestic and Canadian Subsidiaries)	***	***	***	***	***	***	***
***	C&G RR (Interiors)	***	***	***	***	***	***	***
***	Chicago, Central and Pacific RR	***	***	***	***	***	***	***
***	USG & All US Subsidiaries	***	***	***	***	***	***	***
***	All Foreign Subsidiaries except Canada & South America	***	***	***	***	***	***	***
***	USG & All Domestic and Canadian Subsidiaries	***	***	***	***	***	***	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

Expiration							Annual
Date*	Insured	Coverage	Company	Broker	Limit	Deductible/SIR	Premium (US)	Policy Number
***	USG & US Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG, GTL & CGC	***	***	***	***	***	***	***
***	USG, GTL and USG	***	***	***	***	***	***	***
***	USG & CGC	***	***	***		***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	Interiors	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries (Master Policy)	***	***	***	***	***	***	***
***	USG — Europe	***	***	***	***	***	***	***
***	USG — Malaysia	***	***	***	***	***	***	***
***	USG — Australia/NZ	***	***	***	***	***	***	***
***	USG — Mexico	***	***	***	***	***	***	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

Expiration							Annual
Date*	Insured	Coverage	Company	Broker	Limit	Deductible/SIR	Premium (US)	Policy Number
***	USG — U.S. Only	***	***	***	***	***	***	***
***	USG — Russia	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	USG & All Subsidiaries	***	***	***	***		***	***
***	L & W	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	US Gypsum	***	***	***	***	***	***	***
***	US Gypsum	***	***	***	***	***	***	***
***	Interiors	***	***	***	***	***	***	***
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

Expiration							Annual
Date*	Insured	Coverage	Company	Broker	Limit	Deductible/SIR	Premium (US)	Policy Number
***	USG & All Subsidiaries	***	***	***	***	***	***	***
***	Beadex	***	***	***	***	***	***
***	CGC	***	***	***	***	***	***	***

•	All Policies are 1 year term with the exception of *** and ***. Premiums shown for the *** policies noted are full term premiums.

•	All Policies include Brokerage Fee and or Commission
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

Schedule 6.01
Existing Indebtedness

Obligor(s)	Description of Indebtedness		Amount
USG Corporation	Industrial Revenue Bonds

	Ohio Air Quality Development Authority		$45,000,000
	Ohio Air Quality Development Authority		$44,400,000
	Ohio Air Quality Development Authority		$9,000,000
	City of East Chicago, Indiana		$10,000,000
	City of East Chicago, Indiana		$10,000,000
	Pennsylvania Economic Development Financing Authority		$110,000,000
	Oregon Economic & Community Development Commission		$11,000,000

CGC, Inc.	Windsor & Hantsport Railroad Guaranty	CAN	$7,000,000

USG Deutschland GmbH	Secured Credit Line Agreement with Commerzbank		€8,600,000

	Indebtedness of the following Joint Venture entities has been guaranteed by indirect subsidiaries of USG Corporation

USG Middle East Ltd. (Saudi Arabia)	Loans of Saudi-French Bank and Saudi Industrial Development Fund, guaranteed in proportion to equity ownership (i.e. 45%) but limited to value of investment in USG Manufacturing Worldwide Ltd.		$8,900,000

MRC Duracrete Ltd. (Japan)	Loans of related party (MRC Finance Co., Ltd.) limited to total investment	<	$100,000

Schedule 6.02
Existing Liens
1.	Mortgage on the land and buildings comprising the Viersen, Germany plant owned by USG Deutschland GmbH securing obligation

Schedule 6.04
Existing Investments
1.	Beltship Management Ltd., a joint venture — 50% owned by Gypsum Transportation, Limited

2.	USG Middle East, Ltd., a joint venture — 45% owned by USG Manufacturing Worldwide, Ltd.

3.	Donn South Africa (PTY) Ltd., a joint venture — 33% owned by USG Interiors International, Inc.

4.	Knauf/USG Systems GmbH & Co. KG, a joint venture — 50% owned by USG Ventures-Europe GmbH.

5.	Knauf-USG Verwaltungs GmbH, a joint venture — 50% owned by USG Ventures-Europe GmbH.

6.	Knauf USG Building Systems ABEE, LLC — 99% owned by Knauf/USG Systems GmbH & Co. KG.

7.	MRC Duracrete Co., Ltd. — 10% owned by Gypsum Engineering Company.

8.	STAR-USG Building Materials Co., Ltd. — 50% owned by USG China Lux S.ar.l.

Schedule 6.09
Existing Restrictions
The equity ownership of the Borrower or a Subsidiary in the following joint venture entities is subject to provisions which either (1) provide the other parties to the joint ventures with rights of first refusal or buy/sell rights with respect to such equity ownership, or (2) prohibit using such equity ownership as security for indebtedness:
1.	Knauf/USG Systems GmbH & Co. KG and Knauf-USG Verwaltungs GmbH, its general partner

2.	USG Middle East, Ltd. (Saudi Arabia)

3.	Donn South Africa (PTY) Ltd. (South Africa)

4.	MRC Duracrete Co., Ltd. (Japan)

5.	Beltship Management Limited (Bermuda)

EXHIBIT A
[FORM OF]
ASSIGNMENT AND ASSUMPTION
          This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
          For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower:	USG Corporation, a Delaware corporation

4.	Administrative Agent: JPMorgan Chase Bank, N.A.

[1]	Select as applicable.
Exhibit A

5.	Credit Agreement:	The $500,000,000 Second Amended and Restated Credit Agreement dated as of January [ ], 2009, among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and [ ], as Syndication Agent

6.		Assigned Interest:

Aggregate Amount of	Amount of
Commitment/Loans for all	Commitment/Loans	Percentage Assigned of
Lenders	Assigned	Commitment/Loans[2]
$	$	%
Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]
The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Parent Borrower, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including U.S. Federal and State securities laws.
The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR [NAME OF ASSIGNOR]
By:
Title:

ASSIGNEE [NAME OF ASSIGNEE]
By:
Title:

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
Exhibit A

2

Consented to and Accepted: JPMORGAN CHASE BANK, N.A., as Administrative Agent
By
Title:

[Consented to: USG CORPORATION
By
Title:][3]

[3]	To the extent required pursuant to Section 9.04(b)(i) of the Credit Agreement.
Exhibit A

3

ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
     1. Representations and Warranties.
          1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.
          1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to this Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
Exhibit A

          2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
          3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.
Exhibit A

3

EXHIBIT B
FORM OF
BORROWING BASE CERTIFICATE
Exhibit B

Exhibit B

USG Corporation
Borrowing Base Certificate
For the period ended ______________ (in $000’s)

A.	Available Accounts Receivable (page 2 of 3 )	$—

B.	Available Raw Materials (page 3 of 3 )	$—

C.	Available Work-In-Process (page 3 of 3)	$—

D.	Available Finished Goods (page 3 of 3 )	$—

E.	Less Reserves:
	Rent Reserve and Reserves for Bailee’s Charges	—
	Other Reserves (per terms of Credit Agreement)	—

F.	Borrowing Base (lines A+B+C+D-E)		$—

G.	Lower of:
	(i) Borrowing Base	$—
	(ii) Revolving Commitment	$—	$—

H.	Revolving Exposure:
Aggregate principal amount of Loans outstanding:
LC Exposure Outstanding
Swingline Exposure Outstanding
	Total Revolving Exposure		$—

I.	Excess Availability (lines G-H)		$—

Officer’s Certification:
Pursuant to the Second Amended and Restated Credit Agreement dated as of January 7, 2009, the undersigned Financial Officer of USG Corporation certifies that the information provided in this certificate to JPMorgan Chase Bank, N.A. as Collateral Agent, is true and correct based on the accounting records of USG Corporation.
USG Corporation

Name	Date
Title

Exhibit B

USG Corporation
Borrowing Base Certificate
For the period ended ______________ (in $000’s)

	Gypsum	Interiors	L&W	Consolidated
Net Aging Balance	$—	$—	$—	$—
Addback: General Accrual Reserves included in Aging	—	—	—	—

Total Aging Balance (including Accrual Reserves)	$—	$—	$—	$—

Less ineligibles:
Affiliate Receivables	—	—	—	—
Concentration Limit 15% (20% if investment rated)	—	—	—	—
Defaulted Receivables	—	—	—	—
Deductions	—	—	—	—
Foreign Obligors	—	—	—	—
Payment Terms Greater than 60 Days	—	—	—	—
Rebate Accrual Amount	—	—	—	—
Credits Greater than 30 days past due, 90 days past invoice	—	—	—	—
Cross-Aged Receivables (50%)	—	—	—	—
Obligors with Cash in Advance terms	—	—	—	—
Accrued Sales & Use Taxes	—	—	—	—
Unbilled receivables	—	—	—	—
A/R Reconciliation Items	—	—	—	—
Notes Receivable	—	—	—	—
Receivables Subject to Offset or Claim	—	—	—	—
A/R not Denominated / Payable in USD	—	—	—	—
Government Receivables	—	—	—	—
Bankrupt Obligors	—	—	—	—
Bill and hold receivables	—	—	—	—
Progress billing receivables	—	—	—	—
Other (per terms of Credit Agreement)	—	—	—	—

Total ineligibles:	$—	$—	$—	$—

Eligible Accounts Receivable before dilution reserve	$—	$—	$—	$—

Dilution Percentage (>5%)
Dilution Reserve $	$—	$—	$—	$—

Adjusted Eligible Accounts Receivable:				$—
Advance rate				85.0%

Available Accounts Receivable				$—

Exhibit B

USG Corporation
Borrowing Base Certificate
For the period ended ______________ (in $000’s)

	Gypsum	Interiors	L&W	Consolidated
Raw Materials Inventory
Raw Materials Per Perpetual	$—	$—	$—	$—
Less Ineligibles and Inventory Reserves:
Spare parts, packaging, supplies	—	—	—	—
Damaged, defective, return to vendor, discontinued, nonsalable	—	—	—	—
Inventory locations <$100,000 (b)	—	—	—	—
Subject to consignment	—	—	—	—
Detonators & Explosives	—	—	—	—
Items without assigned product class	—	—	—	—
Intercompany profits included in inventory	—	—	—	—
Re-stocking and delivery fees included in inventory	—	—	—	—
Testing prototypes display items	—	—	—	—
Shrink reserve (a)	—	—	—	—
Slow moving and obsolete reserve	—	—	—	—
Lower of cost or market reserve	—	—	—	—
Capitalized favorable variances	—	—	—	—
Vendor rebate reserve	—	—	—	—
Other (per terms of the Credit Agreement)	—	—	—	—

Total Ineligible	—	—	—	—

Eligible Raw Materials	—	—	—	—
Lesser of:
(i) Advance Rate	60.0%	60.0%	60.0%
NOLV %
(ii) 85% of Net Orderly Liquidation Rate	0.0%	0.0%	0.0%

Available Raw Materials	$—	$—	$—	$—

Work In Process Inventory
Work In Process Per Perpetual	$—	$—	$—	$—
Less Ineligibles and Inventory Reserves:
Spare parts, packaging, supplies	—	—	—	—
Damaged, defective, return to vendor, discontinued, nonsalable	—	—	—	—
Inventory locations <$100,000 (b)	—	—	—	—
Detonators & Explosives	—	—	—	—
Items without assigned product class	—	—	—	—
Intercompany profits included in inventory	—	—	—	—
Re-stocking and delivery fees included in inventory	—	—	—	—
Testing prototypes display items	—	—	—	—
Shrink reserve (a)	—	—	—	—
Slow moving and obsolete reserve	—	—	—	—
Lower of cost or market reserve	—	—	—	—
Capitalized favorable variances	—	—	—	—
Vendor rebate reserve	—	—	—	—
Other (per terms of the Credit Agreement)	—	—	—	—

Total Ineligibles	—	—	—	—

Eligible Work In Process Inventory	—	—	—	—
Lesser of:
(i) Advance Rate	60.0%	60.0%	60.0%
NOLV %
(ii) 85% of Net Orderly Liquidation Rate	0.0%	0.0%	0.0%

Available Work In Process Inventory	$—	$—	$—	$—

Finished Goods Inventory
Finished Goods Per Perpetual	$—	$—	$—	$—
Less Ineligibles and Inventory Reserves:
Spare parts, packaging, supplies	—	—	—	—
Damaged, defective, return to vendor, discontinued, nonsalable	—	—	—	—
Inventory locations <$100,000 (b)	—	—	—	—
Subject to consignment	—	—	—	—
Detonators & Explosives	—	—	—	—
Items without assigned product class	—	—	—	—
Intercompany profits included in inventory	—	—	—	—
Re-stocking and delivery fees included in inventory	—	—	—	—
Testing prototypes display items	—	—	—	—
Shrink reserve (a)	—	—	—	—
Slow moving and obsolete reserve	—	—	—	—
Lower of cost or market reserve	—	—	—	—
Capitalized favorable variances	—	—	—	—
Vendor rebate reserve	—	—	—	—
Other (per terms of the Credit Agreement)	—	—	—	—

Total Ineligibles	—	—	—	—

Eligible Finished Goods	—	—	—	—
Lesser of:
Advance Rate	60.0%	60.0%	60.0%
NOLV %
85% of Net Orderly Liquidation Rate	0.0%	0.0%	0.0%

Available Finished Goods Inventory	$—	$—	$—	$—

(a)	Shrink reserve will represent % of physical inventory discrepancy observed from most recent field exam.

(b)	Provided that the aggregate value of RM, WIP, and FG stated at cost is less than $100,000 at a location.

EXHIBIT C
[FORM OF]
BORROWING REQUEST
[Date]
JPMorgan Chase Bank, N.A.,
    as Administrative Agent
     for the Lenders referred to below
Loan and Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Marshella B. Williams
Telecopy No.: (713) 427-6307
Ladies and Gentlemen:
          The undersigned Borrower refers to the Second Amended and Restated Credit Agreement dated as of January [    ], 2009, as amended, supplemented or otherwise modified from time to time, (the “Credit Agreement”), among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and [     ], as syndication agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement and in that connection sets forth below the terms on which such Borrowing is requested to be made:

1.	Aggregate Amount of Borrowing[4]:

2.	Date of Borrowing[5]:

[4]	In the case of a Eurodollar Borrowing, not less than $5,000,000 and in an integral multiple of $1,000,000. In the case of an ABR Borrowing, not less than $1,000,000 and in an integral multiple of $1,000,000.

[5]	This date must be (a) a Business Day and (b)(i) in the case of a Eurodollar Borrowing, a date not earlier than three Business Days after telephonic notice of the related Borrowing Request or (ii) in the case of an ABR Borrowing, a date not earlier than one Business Day after telephonic notice of the related Borrowing Request, in each case delivered before 11:00 a.m., New York City time.
Exhibit C

EXHIBIT C
[FORM OF]
BORROWING REQUEST
[Date]
JPMorgan Chase Bank, N.A.,
    as Administrative Agent
     for the Lenders referred to below
Loan and Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Marshella B. Williams
Telecopy No.: (713) 427-6307
Ladies and Gentlemen:
          The undersigned Borrower refers to the Second Amended and Restated Credit Agreement dated as of January [    ], 2009, as amended, supplemented or otherwise modified from time to time, (the “Credit Agreement”), among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and [     ], as syndication agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement and in that connection sets forth below the terms on which such Borrowing is requested to be made:

1.	Aggregate Amount of Borrowing[4]:

2.	Date of Borrowing[5]:

[4]	In the case of a Eurodollar Borrowing, not less than $5,000,000 and in an integral multiple of $1,000,000. In the case of an ABR Borrowing, not less than $1,000,000 and in an integral multiple of $1,000,000.

[5]	This date must be (a) a Business Day and (b)(i) in the case of a Eurodollar Borrowing, a date not earlier than three Business Days after telephonic notice of the related Borrowing Request or (ii) in the case of an ABR Borrowing, a date not earlier than one Business Day after telephonic notice of the related Borrowing Request, in each case delivered before 11:00 a.m., New York City time.
Exhibit C

EXHIBIT C
[FORM OF]
BORROWING REQUEST
[Date]
JPMorgan Chase Bank, N.A.,
    as Administrative Agent
     for the Lenders referred to below
Loan and Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Marshella B. Williams
Telecopy No.: (713) 427-6307
Ladies and Gentlemen:
          The undersigned Borrower refers to the Second Amended and Restated Credit Agreement dated as of January [    ], 2009, as amended, supplemented or otherwise modified from time to time, (the “Credit Agreement”), among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and [     ], as syndication agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement and in that connection sets forth below the terms on which such Borrowing is requested to be made:

1.	Aggregate Amount of Borrowing[4]:

2.	Date of Borrowing[5]:

[4]	In the case of a Eurodollar Borrowing, not less than $5,000,000 and in an integral multiple of $1,000,000. In the case of an ABR Borrowing, not less than $1,000,000 and in an integral multiple of $1,000,000.

[5]	This date must be (a) a Business Day and (b)(i) in the case of a Eurodollar Borrowing, a date not earlier than three Business Days after telephonic notice of the related Borrowing Request or (ii) in the case of an ABR Borrowing, a date not earlier than one Business Day after telephonic notice of the related Borrowing Request, in each case delivered before 11:00 a.m., New York City time.
Exhibit C

3.	Type of Borrowing[6]:

4.	Interest Period[7]:

5.	Location and number of the undersigned Borrower’s account to which funds are to be disbursed:
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

[6]	Eurodollar Borrowing or ABR Borrowing.

[7]	Applicable only to a Eurodollar Borrowing, and subject to the definition of “Interest Period”.
Exhibit C

2

          The undersigned Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, on the date of this Borrowing Request and on the date of the related Borrowing, the conditions to lending specified in Section 4.02 of the Credit Agreement are and shall be satisfied.

Very truly yours, USG CORPORATION,
By:
Name:
Title:

Exhibit C

3

EXHIBIT D
[FORM OF]
INTEREST ELECTION REQUEST
[Date]
JPMorgan Chase Bank, N.A.,
    as Administrative Agent
    for the Lenders referred to below
Loan and Agency Services Group
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Marshella B. Williams
Telecopy No.: (713) 427-6307
Ladies and Gentlemen:
          The undersigned Borrower refers to the Second Amended and Restated Credit Agreement dated as of January [     ], 2009, as amended, supplemented or otherwise modified from time to time, (the “Credit Agreement”), among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and [     ], as syndication agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. This notice constitutes a notice of conversion or notice of continuation, as applicable, under Section 2.07 of the Credit Agreement, and the undersigned Borrower hereby irrevocably notifies the Administrative Agent of the following information with respect to the conversion or continuation requested hereby:

1.	Borrowing to which this request applies[8]:

2.	Principal amount of Borrowing to be converted/continued[9]:

3.	Effective date of election[10]:

[8]	Specify last day of current Interest Period.

[9]	If different options are being elected with respect to different portions of the Borrowing, indicate the portions thereof to be allocated to each resulting Borrowing.

[10]	This date must be (a) a Business Day and (b)(i) in the case of a resulting Eurodollar Borrowing, a date not earlier than three Business Days after telephonic notice of the related Interest Election Request or (ii) in the case of a resulting ABR Borrowing, a date not earlier than one Business Day after telephonic notice of the related Interest Election Request, in each case delivered before 11:00 a.m., New York City time.
Exhibit D

4.	Type of resulting Borrowing(s)[11]:

5.	Interest Period of resulting Borrowing(s)[12]:

Very truly yours, USG CORPORATION,
By:
Name:
Title:

[11]	Eurodollar Borrowing or ABR Borrowing. If different options are being elected with respect to different portions of the Borrowing, specify type for each resulting Borrowing.

[12]	Applicable only if the resulting Borrowing is to be a Eurodollar Borrowing, and subject to the definition of “Interest Period”. Must comply with the definition of “Interest Period” and end not later than the Maturity Date. If different options are being elected with respect to different portions of the Borrowing, specify for each resulting Borrowing.
Exhibit D

2

EXHIBIT E
[FORM OF]
COMPLIANCE CERTIFICATE
[For the fiscal Quarter ending]
[For the fiscal Year ending]
          The undersigned, duly authorized, qualified and acting Financial Officer of USG Corporation, a corporation organized under the laws of Delaware (“USG”), hereby certifies that:
          (a) This certificate (“Certificate”) is furnished pursuant to Section 5.01(c) of the Second Amended and Restated Credit Agreement dated as of January [     ], 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent, and [     ], as syndication agent. Capitalized terms used herein have the meanings attributed thereto in the Credit Agreement unless otherwise defined herein.
          (b) As of the date hereof, no Default has occurred [except as follows:].
          (c) No change in GAAP or in the application of GAAP, in either case, that would be required to be disclosed to the Securities and Exchange Commission, has occurred that has affected the financial statements accompanying this Certificate since the later of December 31, 2007, and the date of the prior certificate delivered under Section 5.01(c) of the Credit Agreement, except for those changes disclosed in the report of USG on Form 10-Q or 10-K, as applicable, for the period ending ___________, attached hereto as Exhibit A (the “Current Report”)[.] [except as follows:]
          (d) The financial statements referred to in Section 5.01[(a)][(b)] of the Credit Agreement which are delivered concurrently with the delivery of this Compliance Certificate, together with the footnotes and supplemental information related thereto disclosed in the Current Report, fairly present in all material respects the financial condition and results of operations of USG and its Subsidiaries on a consolidated basis for the fiscal [year][quarter] then ended [(subject to normal year-end audit adjustments and the absence of footnote disclosure)]. Such financial statements have been prepared in accordance with GAAP applied consistently throughout the period involved.
          (e) The covenant listed and calculated below is based on the financial statements referred to in Section 5.01[(a)][(b)] of the Credit Agreement which are delivered concurrently with the delivery of this Certificate, together with the financial statements previously delivered pursuant to Section 5.01(a) or (b) that are necessary to determine compliance with such covenant under the Credit Agreement.
Exhibit E

          Fixed Charge Coverage Ratio (Section 6.12)
          The ratio of

(i) Consolidated EBITDA (plus the aggregate amount of Transaction Costs incurred or accrued, minus the unfinanced portion of Capital Expenditures) for the period of four consecutive fiscal quarters most recently ended at or prior to the date of this certificate (the “Measurement Period”)
	$	___________

To

(ii) Fixed Charges for the Measurement Period	$	___________

Ratio:		___________

must not exceed:		1.10 to 1.00

Please refer to Schedule 1 for a detailed calculation of the amounts set forth above.
Exhibit E

2

          IN WITNESS WHEREOF, I have hereto set my name.
Dated:

By:
Name:
	Title:	[Financial Officer of USG]

Exhibit E

3

Schedule 1 to
Compliance Certificate
Format to be agreed between JPMorgan and USG.

EXHIBIT F
[FORM OF]
ADMINISTRATIVE QUESTIONNAIRE

USG CORPORATION

Agent Address:	JPMorgan Chase Bank, N.A.	Return form to:

	JPMorgan Loan Services	Telephone:

	1111 Fannin Street, 10th Fl.	Facsimile:

	Houston, TX 77002	E-mail:

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.
Legal Name of Lender to appear in Documentation:

Signature Block Information:

•	Signing Credit Agreement	Yes	No

•	Coming in via Assignment	Yes	No
Type of Lender:
Bank | Asset Manager | Broker/Dealer | CLO/CDO | Finance Company | Hedge Fund | Insurance | Mutual Fund | Pension Fund | Other Regulated Investment Fund | Special Purpose Vehicle | Other-please specify) |

Lender Parent:

Domestic Address	Eurodollar Address

Exhibit F

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.
Syndicate-level information (which may contain material non-public information about the Borrower and its related parties or their respective securities) will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and state securities laws.

	Primary Credit Contact	Secondary Credit Contact

Name:

Company:

Title

Address:

Telephone:

Facsimile:

Email Address:

	Primary Operations Contact	Secondary Operations Contact

Name:

Company:

Title

Address:

Telephone:

Facsimile:

Email Address:

Bid Contact
Name:

Company:

Title

Address:

Telephone:

Facsimile:

Email Address:

Exhibit F

2

Lender’s Domestic Wire Instructions

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Agent’s Wire Instructions

Bank Name:

ABA/Routing No.:

Account Name:

Account No.:

FFC Account Name:

FFC Account No.:

Attention:

Reference:

Exhibit F

3

Tax Documents
NON-U.S. LENDER INSTITUTIONS:
I. Corporations:
If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).
A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.
II. Flow-Through Entities:
If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.
Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.
U.S. LENDER INSTITUTIONS:
If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.
Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned prior to the first payment of income. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.
Exhibit F

4

Exhibit G
Perfection Certificate
See Attached
Exhibit G

PERFECTION CERTIFICATE
          Reference is made to the Second Amended and Restated Credit Agreement dated as of January 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG Corporation, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Goldman Sachs Credit Partners L.P., as Syndication Agent. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the Security Agreement referred to therein, as applicable. For purposes of this Perfection Certificate (this “Certificate”), “Grantors” shall mean the Borrower and each Loan Party that is a wholly-owned Subsidiary.
          The undersigned, a Financial Officer of the Borrower, hereby certifies to the Administrative Agent and each other Secured Party as follows:
1. Names. (a) The exact legal name of each Grantor, as such name appears in its respective certificate of formation, is as follows:
USG Corporation
United States Gypsum Company
USG Interiors, Inc.
L & W Supply Corporation
California Wholesale Material Supply, LLC
Livonia Building Materials, LLC
River City Materials, Inc.
USG Foreign Investments, Ltd.
Otsego Paper, Inc.
(b) Set forth below is each other legal name each Grantor has had in the past two years, together with the date of the relevant change:
USG Corporation – None
United States Gypsum Company – None
USG Interiors, Inc. – None
L & W Supply Corporation – None
California Wholesale Material Supply, LLC – None

Livonia Building Materials, LLC – None
River City Materials, Inc. – None
USG Foreign Investments, Ltd. – None
Otsego Paper, Inc. – None
(c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past two years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.
(d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past two years:

States
(where applicable)
USG Corporation

None

United States Gypsum Company

None

USG Interiors, Inc.

None

L & W Supply Corporation
Alabama Drywall	AL
Acoustical Drywall & Supply	KY
Alltex Interior Supply Building Specialties	TX
AMS/Building Specialties	TX
Arch City Drywall Supply	MO
Architectural Stone Products	UT,
Arrowhead Drywall Supply	MO, KS
Barnett Drywall Supply	TX
Builders Supply	WI
PA, CO, TX, MD,
NJ, WA, OK, GA,
Building Specialties	WY, NY, OH,
VA,MS, ID, MO,
OR, DE, CT

2

States
(where applicable)
C&A Drywall Supply	OH
Cal-Wal Gypsum Supply	CA
Capitol Drywall Supply	UT, NV, OH
Casa Grande	AZ
Cascade Gypsum & Building Supply	OR
Ceiling & Building Specialties	IL
Cen-Cal Wallboard Supply	CA
Chesapeake Drywall	MD
C-K Supply	NC, SC, TN, GA
Dekalb Supply	IL
Desert Building Materials	AZ
Drywall Supply	TX
E-C Drywall Supply	WI
E-Foam	NV
Gem State Acoustical & Drywall	ID
Great Lakes Gypsum Supply	MI
Gypsum Drywall Supply	CA
Gypsum Services	NY, PA
Indianapolis Drywall Supply	IN
Kennell/Arrowhead Co.	MO
M&S Drywall Supply	MN
Plainfield Supply	IL
Ponderosa Wholesale	NV
River City Materials	TN, MS, AR
Rose City Building Materials	OR
Roselle Building Materials	IL
Scharpfs Twinoaks Builders Supply	OR
Seacoast Supply	FL, LA, GA, AL
Sierra Building Materials	CA
South County Gypsum & Roofing	IN
State Line Drywall	IL
Thunderbird Building Materials	AZ
Toledo Drywall Supply	OH
Wabash Valley Supply	IN
Wausau Brick & Gypsum	WI
Wisconsin Drywall	WI
Zechman Supply	IL
Livonia Holdings, Inc.	MI, OH
Livingston Building Materials, LLC	MI
Frames, Doors & Hardware, Inc.	MI
Oakland Building Materials Co.	MI
Ceilings & Walls, Inc.	MI
Progressive Building Materials, Inc.	MI
East Side Building Materials Co.	MI
Acoustical Services, Inc.	MI
Specialty Distributors, Inc.	MI
Jackson Building Materials Co.	MI
Preferred Building Materials Co., Inc.	MI
Great Lakes Gypsum & Supply	MI, OH

3

States
(where applicable)
California Wholesale Material Supply

NM, CA, TX, AZ,
UT,NV,ID, CO,
Calply	OK
Capitol Building Materials	UT, NV
Gem State Acoustical & Drywall Supply	ID
Coyote Building Materials	AZ
Desert Building Materials	AZ
Thunderbird Building Materials	AZ
Sierra Building Materials	CA
Architectural Stone Products	UT, NV
Gypsum Drywall Supply	CA
Cal-Wal Gypsum Supply	CA
Heartland Building Materials	CA
Cen-Cal Wallboard Supply	CA
Ponderosa Wholesale	NV
Building Specialties	TX

Livonia Building Materials, LLC
Livonia Newco, LLC	MI
Livonia Building Materials Co.	MI
Great Lakes Gypsum & Supply	MI

River City Materials, Inc.	AR, TN
None

USG Foreign Investments, Ltd.
None

Otsego Paper, Inc.	MI
None
(e) Set forth below is the Organizational Identification Number, if any, issued by the jurisdiction of formation of each Grantor that is a registered organization:

Grantor:	Organizational Identification Number:
USG Corporation	File No. 2046782

United States Gypsum Company	File No. 0636722

USG Interiors, Inc.	File No. 2048399

L & W Supply Corporation	File No. 0771121

4

Grantor:	Organizational Identification Number:
California Wholesale Material Supply, LLC	File No. 448177

Livonia Building Materials, LLC	D0453H

River City Materials, Inc.	File No. 43973

USG Foreign Investments, Ltd.	File No. 0904059

Otsego Paper, Inc.	File No. 4123529

5

(f) Set forth below is the Federal Taxpayer Identification Number of each Grantor:1

Grantor:	FEIN:
USG Corporation	***

United States Gypsum Company	***

USG Interiors, Inc.	***

L & W Supply Corporation	***

California Wholesale Material Supply, LLC	***

Livonia Building Materials, LLC	***

River City Materials, Inc.	***

USG Foreign Investments, Ltd.	***

Otsego Paper, Inc.	***

2.	Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

Grantor	Mailing Address	County	State
USG Corporation	550 West Adams Street	Cook	Illinois
Chicago, IL 60661

United States	550 West Adams Street	Cook	Illinois
Gypsum Company	Chicago, IL 60661

USG Interiors, Inc.	550 West Adams Street	Cook	Illinois
Chicago, IL 60661

L & W Supply	550 West Adams Street	Cook	Illinois
Corporation	Chicago, IL 60661

California	8535 E. Florence	Los Angeles	California
Wholesale Material	Avenue Downey, CA 90240
Supply, LLC

[1]	Necessary only for Grantors organized under the laws of North Dakota or South Dakota.
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

6

Grantor	Mailing Address	County	State
Livonia Building	550 West Adams Street	Cook	Illinois
Materials, LLC	Chicago, IL 60661

River City	925 Bond Street,	Pulaski	Arkansas
Materials, Inc.	Little Rock, AR 72202

USG Foreign	550 West Adams Street	Cook	Illinois
Investments, Ltd.	Chicago, IL 60661

Otsego Paper, Inc.	320 N. Farmer St	Allegan	Michigan
Otsego, MI 49078-1150

(b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts:

Grantor	Mailing Address	County	State
USG Corporation	No Accounts N/A	N/A	N/A

United States Gypsum Company	550 West Adams Street Chicago, IL 60661	Cook	Illinois

USG Interiors, Inc.	550 West Adams Street Chicago, IL 60661	Cook	Illinois

L & W Supply Corporation	303 W. Irving Park Rd. Roselle, IL 60172	Du Page	Illinois

	12450 Beard Ave., S. Burnsville, MN 55337	Dakota	Minnesota

	2646 Byington Solway Rd. Knoxville, TN 37931	Knox	Tennessee

	2639 Lombardy Lane Dallas, TX 75220	Dallas	Texas

	6545 Burlington North Drive Houston, TX 77092	Harris	Texas

	3018 Shader Rd. Orlando, FL 32808	Orange	Florida

	21195 Boca Rio Road Boca Raton, FL 33433	Palm Beach	Florida

	126 Route 94 Blairstown, NJ 07825	Warren	New Jersey

	9714 Pulaski Highway Baltimore, MD 21220	Baltimore	Maryland

	4311 Dorchester Rd.	Charleston	South Carolina
Charleston, SC 29405

7

Grantor	Mailing Address	County	State
	1303 Hightower Trail Atlanta, GA 30350	Fulton	Georgia

	8200 Henderson Rd. Charlotte, NC 28269	Mecklenburg	North Carolina

	7220 SW Bonita Rd. Tigard, OR 97224	Washington	Oregon

	17608 E. 24th Drive Aurora, CO 80011	Adams	Colorado

	33900 Concord Livonia, MI 48150	Wayne	Michigan

California Wholesale Material Supply, LLC	8535 E. Florence Ave. Downey, CA 90240	Los Angeles	California

	2180 N Glassell St. Orange, CA 92865	Orange	California

	1300 S. River Road West Sacramento, CA 95961	Yuba	California

	657 W 8th Ave. Midvale, UT 84047	Salt Lake	Utah

Livonia Building Materials, LLC	33900 Concord Livonia, MI 48150	Wayne	Michigan

River City Materials, Inc.	2646 Byington Solway Rd. Knoxville, TN 37931	Knox	Tennessee

USG Foreign Investments, Ltd.	No Accounts N/A	N/A	N/A

Otsego Paper, Inc.	No Accounts N/A	N/A	N/A

(c) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any Collateral other than that referred to in Section 2(b):

Grantor	Mailing Address	County	State
USG Corporation	None

United States	1550 Gypsum Road Tawas City, MI 48763-9467	Iosco	Michigan
Gypsum Company

	4859 New Peachtree Rd	DeKalb	Georgia
Chamblee, GA
30341-3120

8

Grantor	Mailing Address	County	State
	2148 American Industrial Way	DeKalb	Georgia
Chamblee, GA 30341

	1115 Armour Road	Clay	Missouri
North Kansas City, MO 64116-3783

	81 N. State	Sevier	Utah
Sigurd, UT 84657-0160

	6825 Evergreen Avenue Jacksonville, FL 32208-4996	Duval	Florida

	1414 Lindrose St.	Duval	Florida
Jacksonville, FL 32206

	Highway 51 A	Blaine	Oklahoma
Southard, OK 73770-0100

	70 E Main Street	Rockland	New York
Stony Point, NY 10980-1629

	29073 Dike Road	Columbia	Oregon,
Rainier, OR 97048-0037

	401 Van Ness Avenue Torrance, CA 90501-1422	Los Angeles	California

	9306 Sorensen Avenue Santa Fe Springs, CA 90670-2688	Los Angeles	California

	3810 W. Evan Hewes Highway	Imperial	California
El Centro, CA 92244-2450

	14370 Gannet St	Los Angeles	California
La Mirada, CA 90638-5221

	37887 Shinn St	Alameda	California
Fremont, CA 94536-4047

	1201 Mayo Shell Rd	Harris	Texas
Galena Park, TX 77547-0525

	255 Regal Row	Dallas	Texas
Dallas, TX 75247-5201

	Route 650 Shoals, IN 47581-1377	Martin	Indiana

9

Grantor	Mailing Address	County	State
	1255 Raritan Rd	Union	New Jersey
Clark, NJ 07066-1257

	1001 Buchanan St	Norfolk City	Virginia
Norfolk, VA 23523-1254

	5701 Lewis Rd	Orleans	Louisiana
New Orleans, LA 70126-2500

	2110 Paragon Ave	Webster	Iowa
Fort Dodge, IA 50501-8404

	13425 210th St	Des Moines	Iowa
Mediapolis, IA 52637-0219

	300 Markley St	Middlesex	New Jersey
Port Reading, NJ 07064-1819

	Highway 447	Washoe	Nevada
Empire, NV 89405-0130

	722 Altapass	Mitchell	North Carolina
Hwy Spruce Pine, NC 28777-8927

	301 Riley Rd	Lake	Indiana
East Chicago, IN 46312-1697

	401 C St NW	King	Washington
Auburn, WA 98001-3908

	2898 Birch Dr	Hancock	West Virginia
Weirton, WV 26062-5142

	5061 N 51st Ave,	Maricopa	Arizona
Glendale, AZ 85301-7602

	Lake Street	Ottawa	Ohio
Gypsum, OH 43433-0121

	60 PPL Road	Montour	Pennsylvania
Danville, PA 17821

	1 Woodlawn Rd	Beaver	Pennsylvania
Aliquippa, PA 15001-5413

USG Interiors, Inc.	35 Arch Street	Carlton	Minnesota
Cloquet, MN 55720-1570

10

Grantor	Mailing Address	County	State
	27384 Highway 61 Blvd	Goodhue	Minnesota
Red Wing, MN
55066-5525

	208 Adeline St	Walworth	Wisconsin
Walworth, WI
53184-9532

	1000 Crocker Rd	Cuyahoga	Ohio
Westlake, OH
44145-1031

	2575 Loomis Rd	San Joaquin	California
Stockton, CA
95205-8045

	1000 Donn Dr	Bartow	Georgia
Cartersville, GA
30120-2668

	850 N Broadway St	Washington	Mississippi
Greenville, MS
38701-2305

	5500 Quarantine Rd	Anne Arundel	Maryland
Baltimore, MD
21226-1621

	4500 Ardine St	Los Angeles	California
South Gate, CA 90280

	100 D J Nootens Dr	Jackson	Alabama
Bridgeport, AL
35740-7054

	200 Terminal St	Suffolk	Massachusetts
Charlestown, MA
02129-1981

	1 USG Rd	Nolan	Texas
Sweetwater, TX
79556-2880

	2 Division St	Wayne County	Michigan
River Rouge, MI
48218-1352

	2750 Maple Ave	Genesee	New York
Oakfield, NY
14125-9722

11

Grantor	Mailing Address	County	State
L & W Supply	1032 11th Court,	Jefferson	Alabama
Corporation	West Birmingham, AL 35231

	801 Second Avenue SE	Morgan	Alabama
Decatur, AL 35602

	4930 University Square	Madison	Alabama
Huntsville, AL 35816

	661 Western Drive	Mobile	Alabama
Mobile, AL 36607

	17655 Ashley Drive	Bay	Florida
Panama City, FL 32413

	206 W. Herman Street	Escambia	Florida
Pensacola, FL

	3960 Woodville Highway	Leon	Florida
Tallahassee, FL 32301

	New BTS	Leon	Florida
Tallahassee, FL

	1303 Hightower Trail	DeKalb	Georgia
Atlanta, GA 30350

	23 Sand Hill Shady Grove	Carroll	Georgia
Carrollton, GA 30116

	111 Kelli Clark Court	Bartow	Georgia
Cartersville, GA 30121

	5155 Cash Industrial Pk.	Forsyth	Georgia
Cumming, GA 30040

	2394 Weaver Way	DeKalb	Georgia
Doraville, GA 30340

	434 Old Evans Road	Columbia	Georgia
Evans, GA 30809

	101 Jonesboro Road	Henry	Georgia
McDonough, GA 30253

	130 Amlajack Way	Coweta	Georgia
Newnan, GA 30265

	3 Patton Road	Chatham	Georgia
Savannah, GA 31405

	4755 N Church Lane, SE	Cobb	Georgia
Smyrna, GA 30080

	970 Patrick Industrial Ct.	Cobb	Georgia
Winder, GA C

12

Grantor	Mailing Address	County	State
	7842 Georgia Hwy 140	Cherokee County	Georgia
Woodstock, GA 30588

	120 Tavistock Road	Buncombe	North Carolina
Arden, NC 28704

	8200 Henderson Road	Mecklenburg	North Carolina
Charlotte, NC 28269

	647 Michael Wylie Drive	Mecklenburg	North Carolina
Charlotte, NC 28217

	7712 Boeing Drive	Guilford	North Carolina
Greensboro, NC 27409

	3540 Diamond Drive	Pitt	North Carolina
Greenville, NC 27834

	4525 First Avenue, S.W.	Burke	North Carolina
Hickory, NC 28637

	3931 Smith Farm Road	Mecklenburg	North Carolina
Matthews, NC 28105

	5000 Trademark Drive	Wake	North Carolina
Raleigh, NC 27610

	4205 Emerson Street	New Hanover	North Carolina
Wilmington, NC 28403

	382 Buck Island Rd.	Beaufort	South Carolina
Bluffton, SC 29910

	4311 Dorchester Road	Charleston	South Carolina
Charleston, SC 29405

	4311 Dorchester Road	Charleston	South Carolina
Charleston, SC 29405

	4311 Dorchester Road	Charleston	South Carolina
Charleston, SC 29405

	738 Mauney Drive	Greenville	South Carolina
Columbia, SC 29211

	Old Stage Road	Horry	South Carolina
Simpsonville, SC 29681

	3014 Drywall Drive	Polk	South Carolina
Myrtle Beach, SC 29577

	408 Dixie Highway	Palm Beach	Florida
Auburndale, FL 33823

	21195 Boca Rio Road	Lee	Florida
Boca Raton, FL 33433

	24263 Production Circle	Manatee	Florida
Bonita Springs, FL 34135

	2510 Manatee Ave. East	Charlotte	Florida
Bradenton, FL 34208

13

Grantor	Mailing Address	County	State
	3045 South McCall Rd.	Charlotte	Florida
Englewood, FL 34224

	3045 South McCall Road	Charlotte	Florida
Englewood, FL 34224

	2912 Warehouse Road	Lee	Florida
Ft. Myers, FL 33916

	1751 N. Nova Rd.	Volusia	Florida
Holly Hill, FL
32117-1903

	9410 Eden Avenue	Pasco	Florida
Hudson, FL 34667

	2919 Dawn Road	Duval
	Jacksonville, FL 32207		Florida

	2853 Dawn Road	Duval	Florida
Jacksonville, FL 32207

	700 Commerce Way W.	Palm Beach	Florida
Jupiter, FL 33458

	2655 Irlo Bronson	Osceola	Florida
Kissimmee, FL 34744

	7611 N.W. 74th Avenue	Miami-Dade	Florida
Medley, FL 33166

	3181 Skyway Circle	Brevard	Florida
Melbourne, FL 32935

	6190 Shirley Street	Collier	Florida
Naples, FL 34109

	1425 S.W. 15TH Ave.	Marion	Florida
Ocala, FL 34474

	3018 Shader Rd.	Orange	Florida
Orlando, FL 32808

	1771 S.W. Biltmore St.	Saint Lucie	Florida
Port St. Lucie, FL 34984

	250 Carmalita St.	Charlotte	Florida
Punta Gorda, FL 33951

	3515 Heid Rd.	Highlands	Florida
Sebring, FL 33872

	2210 Dobbs Rd.	Saint Johns	Florida
St. Augustine, FL 32086

	2817 N. 36th Street	Hillsborough	Florida
Tampa, FL 33605-3127

	3615 21st Avenue East	Hillsborough	Florida
Tampa, FL 33605

14

Grantor	Mailing Address	County	State
	1971 Commerce Ave.	Indian River	Florida
Vero Beach, FL 32960

	4811 Dyer Blvd.	Palm Beach	Florida
W. Palm B., FL 33407

	1871 East Kings Ave.	Camden	Georgia
Kingsland, GA 31548

	114 N. Main Street	Washtenaw	Michigan
Chelsea, MI 48118

	2318 Cass Road	Grand Traverse	Michigan
Traverse City, MI 49684

	3470 Roger B. Chaffee	Kent	Michigan
Wyoming, MI 49548

	330 Baker St.	Ingham	Michigan
Lansing, MI 48910

	596 E. Highland Road	Summit	Ohio
Macedonia, OH 44056

	6287 Lear Nagle Rd.	Lorain	Ohio
N. Ridgeville, OH 44039

	26675 Eckel Road	Wood	Ohio
Perrysburg, OH 43552

	26470 Southpoint	Wood	Ohio
Perrysburg, OH 43551

	15660 S. Keeler Terrace	Johnson	Kansas
Olathe, KS 66062

	117 South Smothers	Pulaski	Arkansas
N. Little Rock, AR 72114

	3915 Business Park Dr.	Jefferson	Kentucky
Louisville, KY 40213

	4961 River Road	Jefferson	Louisiana
Jefferson, LA 70121

	390 N. Valley Dell Drive	Saint Louis	Missouiri
Fenton, MO 63026

	207 N. Ranson Road	Jackson	Missouri
Greenwood, MO 64034

	1002 S. Moffett	Jasper	Missouri
Joplin, MO 64802

	5030 Waukomis Drive	Platte	Missouri
Northmoor, MO 64151

	2650 N. Westgate Ave.	Greene	Missouri
Springfield, MO 65803

	12346 Intraplex Parkway	Harrison	Mississippi
Gulfport, MS 39503

15

Grantor	Mailing Address	County	State
	300 West Monument St.	Hinds	Mississippi
Jackson, MS 39203

	1279 Road 681	Lee	Mississippi
Tupelo, MS 38801

	1150 McKinley Ave.	Franklin	Ohio
Columbus, OH 43222

	3393 Needmore Road Dayton,	Montgomery	Ohio
OH 45414

	11906 Tramway Drive	Hamilton	Ohio
Sharonville, OH 45241

	11481 Gulfstream Drive	Shelby	Trnnessee
Arlington, TN 38002”

	4275 Shallowford Road	Hamilton	Tennessee
Chattanooga, TN 37422

	75 United Drive	Madison	Tennessee
Jackson, TN 38305

	8 Wesley Street	Washington	Tennessee
Johnson City, TN 37602

	2646 Byington Solway Rd	Knox	Tennessee
Knoxville, TN 37931

	285 Main Street	Lake	Illinois
Antioch, IL 60002

	2017 West Hubbard St.	Cook	Illinois
Chicago, IL

	430 N. Damen Ave.	Cook	Illinois
Chicago, IL 60622

	275 Harvestore Drive	DeKalb	Illinois
DeKalb, IL 60115

	235 Industrial Drive	Kane	Illinois
Hampshire, IL 60140

	8845 West 192nd St.	Will	Illinois
Mokena, IL 60448

	221 W. Jefferson Ave.	DuPage	Illinois
Naperville, IL 60540

	303 W. Irving Park Road	DuPage	Illinois
Roselle, IL 60172

	303 W. Irving Park Rd.	DuPage	Illinois
Roselle, IL 60172
(Railroad land lease)

	201 Messner Drive	Cook	Illinois
Wheeling, IL 60090

16

Grantor	Mailing Address	County	State
	11130 Delaware Parkway	Lake	Indiana
Crown Point, IN 46307

	1050 S. Emerson Ave.	Marion	Indiana
Indianapolis, IN 46203

	2119 S. 3rd Street	Vigo	Indiana
Terre Haute, IN 47802

	13586 Thrush St. NW	Anoka	Minnesota
Andover, MN 55304

	12450 Beard Ave., South	Dakota	Minnesota
Burnsville, MN 55337

	3603 Hogarth St.	Eau Claire	Wisconsin
Eau Claire, WI 54703

	215 N. Henry Street	Brown	Wisconsin
Green Bay, WI 54308

	2155 W. Nordale Drive	Outagamie	Wisconsin
Appleton, WI 54912

	4701 McFarland Ct.	Dane	Wisconsin
McFarland, WI 53558

	4786 McFarland Ct.	Dane	Wisconsin
McFarland, WI 53558

	4949 N. 119th Street	Milwaukee	Wisconsin
Milwaukee, WI 53225

	739 Washington St.	Marathon	Wisconsin
Wausau, WI 54403

	12595 E. 61st Street	Tulsa	Oklahoma
Broken Arrow, OK 74012

	1500 Exchange Ave.	Oklahoma	Oklahoma
Oklahoma City, OK 73108

	503 Industrial Blvd.	Travis	Texas
Austin, TX 78760

	2802 Flintrock Trace	Travis	Texas
Austin, TX 78738

	7420 Wespark Drive	Jefferson	Texas
Beaumont, TX 77705

	420 Industrial Blvd.	Brazos	Texas
Bryan, TX 77803

	2302 Pollex	Nueces	Texas
Corpus Christi, TX 78415

17

Grantor	Mailing Address	County	State
	2639 Lombardy Lane Dallas,	Dallas	Texas
TX 75220

	1401 Meacham Blvd.	Tarrant	Texas
Ft. Worth, TX 76106

	10750 John W. Eliot Road	Collin	Texas
Frisco, TX 75034

	3302 Spur 54	Cameron	Texas
Harlingen, TX 78550

	6545 Burlington N. Drive	Harris	Texas
Houston, TX 77092

	1010 Rankin Rd.	Harris	Texas
Houston, TX 77073

	1415 E. Broadway	Brazoria	Texas
Pearland, TX 77581

	6124 Reading Road	Fort Bend	Texas
Rosenberg, TX 77471

	2100 Mannix	Bexar	Texas
San Antonio, TX 78217

	New BTS,	Guadalupe	Texas
Schertz , TX

	6696 Doniphan	El Paso	Texas
Canutillo, TX 79835

	905 Hawkins Blvd.	El Paso	Texas
El Paso, TX 79915

	1203 N. Schultz, Bldg. #2	Pinal	Arizona
Casa Grande, AZ 85222

	2808 N. 27th Ave.	Maricopa	Arizona
Phoenix, AZ 85009

	2850 N. Enterprise Pkwy	Yavapai	Arizona
Prescott Valley, AZ 86314

	4119 E. Anderson Street	Cochise	Arizona
Sierra Vista, AZ 85650

	2310 Gardner Lane	Pima	Arizona
Tucson, AZ 85705

	549 Commerce Circle	Clark	Nevada
Mesquite, NV 89027

	1818 Losee Road	Clark	Nevada
N. Las Vegas, NV 89030

	17608 E. 24th Drive	Adams	Colorado
Aurora, CO 80011

18

Grantor	Mailing Address	County	State
	2820 N. Prospect	El Paso	Colorado
Colo. Springs, CO 80907

	1401 Academy Court	Larimer	Colorado
Ft. Collins, CO 80521

	1249 Boeing Street	Ada	Idaho
Boise, ID 83705

	4132 Haroldsen Drive	Bonneville	Idaho
Idaho Falls, ID 83401

	318 E. Karcher Rd.	Canyon	Idaho
Nampa, ID 83687

	408 E. Karcher Rd.	Canyon	Idaho
Nampa, ID 83687

	483 Eastland Drive South	Twin Falls	Idaho
Twin Falls, ID 83301

	689 SE Glenwood Drive	Deschutes	Oregon
Bend, OR 97702

	3919 West 1st Ave.	Lane	Oregon
Eugene, OR 97402

	21375 NW Cherry Lane	Washington	Oregon
Hillsboro, OR 97124

	365 Ehrman Way	Jackson	Oregon
Medford, OR

	100 SE 111th Ave.	Multnomah	Oregon
Portland, OR 97266

	7220 SW Bonita Road	Washington	Oregon
Tigard, OR 97224

	485 N. Main St.	Davis	Utah
Layton, UT 84041

	255 North 1000 W.	Cache	Utah
Logan, UT 84341

	657 W. 8th Ave.	Salt Lake	Utah
Midvale, UT 84047

	3125 Grant Ave.	Weber	Utah
Ogden, UT 84401

	48 N. 1330 W.	Utah	Utah
Orem, UT 84057

	1364 West State Road	Utah	Utah
Pleasant Grove, UT 84062

	9192 South 300 West	Salt Lake	Utah
Sandy, UT 84070

19

Grantor	Mailing Address	County	State
	708 N. 3050, Suite A	Washington	Utah
St. George, UT 84770

	4058 South River Rd., #4	Washington	Utah
St. George, UT 84770

	376 East 400 South #4	Utah	Utah
Springville, UT 84663

	3663 Chico Way NW	Kitsap	Utah
Bremerton, WA 98310

	15102 Smokey Point	Snohomish	Washington
Marysville, WA 98271

	14980 NE 90th St.	King	Washington
Redmond, WA 98052

	East 6819 Mission	Spokane	Washington
Spokane, WA 99212

	7416 E. Broadway Ave.	Spokane	Washington
Spokane Valley, WA 99212

	4400 A Industry Drive E.	Pierce	Washington
Tacoma, WA 98421

	2508 East Fox Farm Rd.	Laramie	Washington
Cheyenne, WY 82007

	1087/1099 Doris	Oakland	Michigan
Auburn Hills, MI 48326

	1055 Doris	Oakland	Michigan
Auburn Hills, MI 48326

	28187 Kehrig Drive	Macomb	Michigan
Chesterfield, MI 48047

	28377 Kehrig Drive	Macomb	Michigan
Chesterfield, MI 48047

	2632 Lippencott	Genesee	Michigan
Flint, MI 48507

	4100 Lambert Drive	Livingston	Michigan
Howell, MI 48855

	118 Rosehill #A	Jackson	Michigan
Jackson, MI 49202

	118 Rosehill #D	Jackson	Michigan
Jackson, MI 49202

	120 Rosehill	Jackson	Michigan
Jackson, MI 49202

	33026 Capitol	Wayne	Michigan
Livonia, MI 48150

	12770 Farmington	Wayne	Michigan
Livonia, MI 48150

20

Grantor	Mailing Address	County	State
	615 Harbor	Monroe	Michigan
Monroe, MI 48162

	4315 Corporate Drive	Isabella	Michigan
Mt. Pleasant, MI 48858

	4180 Dove Road	Saint Clair	Michigan
Port Huron, MI 48060

	3725 East Washington	Saginaw	Michigan
Saginaw, MI 48601

	1255 W. Michigan Ave.	Washtenaw	Michigan
Ypsilanti, MI 48197

	10559 Geiser Road	Lucas	Ohio
Holland, OH 43528

	33000 Capitol	Wayne	Michigan
Livonia, MI 48150

	33900 Concord	Wayne	Michigan
Livonia, MI 48150

	195 Sackett Point Rd.	New Haven	Connecticut
North Haven, CT 06473

	573 Bellevue Road	New Castle	Delaware
Newark, DE 19713

	20 Railroad Ave.	Sussex	Delaware
Selbyville, DE 19975

	9714 Pulaski Highway	Baltimore	Maryland
Baltimore, MD 21220

	West 4661 Hollins Ferry Road	Baltimore	Maryland
Baltimore, MD 21227

	3 Washington Street	Dorchester	Maryland
Cambridge, MD 21613

	16608 Huntersgreen	Washington	Maryland
Hagerstown, MD 21740

	28895 Three Notch Rd.	Saint Mary’s	Maryland
Mechanicsville, MD

	301 Serendipity Drive	Anne Arundel	Maryland
Millersville, MD 21108

8830 Orchard Tree Lane
	Towson, MD 21286	Baltimore	Maryland

21

Grantor	Mailing Address	County	State
193 Fairfield Rd.
	Fairfield, NJ 07004	Essex	New Jersey

163 Garfield Ave.
	Kearney, NJ 07032	Hudson	New Jersey

172-174 Garfield Ave.
	Kearney, NJ 07032	Hudson	New Jersey

39 Colonial Drive
	Piscataway, NJ 08854	Middlesex	New Jersey

14 Central Blvd.
	S. Hackensack, NJ 07606	Bergen	New Jersey

1351 Route 37 West
	Toms River, NJ 08755	Ocean	New Jersey

315 N. Clinton Ave.
	Trenton, NJ 08638	Mercer	New Jersey

675 Duke Road.
	Buffalo, NY 14225	Erie	New York

36A Green Mountain Dr.
	Cohoes, NY 12047	Albany	New York

500 Beach Rd.
	W. Haverstraw, NY 10993	Rockland	New York

657 Route 17K
	Montgomery, NY 12549	Orange	New York

7330 Townline Road
	N. Tonawanda, NY 14120	Niagara	New York

200 Pixley Rd.
	Rochester, NY 14624	Monroe	New York

1635 Airport Road Suite 7
	Allentown, PA 18103	Lehigh	Pennsylvania

2011 West 12th Street
	Erie, PA 16505	Erie	Pennsylvania

22

Grantor	Mailing Address	County	State
111 Titus Ave.
	Warrington, PA 18976	Bucks	Pennsylvania

556 Dettor Road
	Charlottesville, VA 22903	Charlottesville	Virginia

10951 Pierson Drive
	Fredericksburg, VA 22408	Spotsylvania	Virginia

401 E. Street
	Hampton, VA 23661	Hampton City	Virginia

11460 Balls Ford Road
	Manassas, VA 20109	Prince William	Virginia

5600 E. Virginia Beach
	Norfolk, VA 23502	Norfolk City	Virginia

2001 Magnolia St.
	Richmond, VA 23223	Richmond City	Virginia

1639 Eastern Ave., NE
	Roanoke, VA 24012	Roanoke City	Virginia

4551 John Tyler Highway
	Williamsburg, VA 23185	James City	Virginia

126 Route 94
	Blairstown, NJ 07825	Warren	New Jersey

128 Route 94
	Blairstown, NJ 07825	Warren	New Jersey

2180 N Glassell St.
	Orange, CA 92865	Orange	California

1300 S. River Road
	West Sacramento, CA 95961	Yuba	California

California	5812 Trade Center Drive	Travis	Texas
Wholesale Material Supply, LLC	Austin, TX 78744

	16820 Calply Drive	Travis	Texas
Pflugerville, TX 78660

	17100 I.H. 10 West	Bexar	Texas
San Antonio, TX 78257

	4900 Calvert Street	Dallas	Texas
Dallas, TX 75247

23

Grantor	Mailing Address	County	State
	2929 S. 38th Street	Maricopa	Arizona
Phoenix, AZ 85040

	302 S. 30th Street	Maricopa	Arizona
Phoenix, AZ 85034

	2450 N. Flowing Wells	Pima	Arizona
Tucson, AZ 85705

	5131 Edith Blvd., NE	Bernalillo	New Mexico
Albuquerque, NM 87107

	7490 Commercial Way	Clark	Nevada
Henderson, NV 89015

	4450 McGuire Street	Clark	Nevada
Las Vegas, NV

	4611 Mitchell Street	Clark	Nevada
N. Las Vegas, NV 89081

	4330 Production Court	Clark	Nevada
N. Las Vegas, NV 89115

	1442 West Center Street	Utah	Utah
Orem, UT 84057

	9255 S. 255 West	Salt Lake County	Utah
Sandy, UT 84070

	1400 E. Cerritos Ave.	Orange County	California
Anaheim, CA 92805

	5601 Aldrin Court	Kertn	California
Bakersfield, CA 93313

	7901 Deering Ave.	Los Angeles	California
Canoga Park, CA 91304

	8531 E. Florence Ave.	Los Angeles	California
Downey, CA

	31625 Hayman Street	Alameda	California
Hayward, CA 94544

	42-805 Madio Street	Riverside	California
Indio, CA 92201

	2511 E. 115th Place	Los Angeles	California
Los Angles, CA 90059

	1860 S. Milliken Ave. #E	San Bernardino	California
Ontario, CA 95407

	7330 S. Crider Ave.	Los Angeles	California
Pico Rivera, CA 90660

	251 East 4th Street	San Joaquin	California
Ripon, CA 95366

	616 S. Iowa Street	San Bernardino	California
Redlands, CA

24

Grantor	Mailing Address	County	State
	7750 Convoy Court	San Diego	California
San Diego, CA 92111

	3600 Third Street	San Francisco	California
San Francisco, CA 94124

	914 W. Boone Street	Santa Barbara	California
Santa Maria, CA 93458

	3420 Dutton Ave.	Sonoma	California
Santa Rosa, CA 95407

	1540 S. River Road	Yolo	California
W. Sacramento, CA 95691

	333 Glendale Ave.	Washoe	Nevada
Sparks, NV 89431

Livonia Building	33900 Concord	Wayne	Michigan
Materials, LLC	Livonia, MI 48150

River City	825 Bond Street	Pulaski	Arkansas
Materials, Inc.	Little Rock, AR 72202

	1504 N. 35th Street	Benton	Arkansas
Rogers, AR 72756

	1755 Airways Blvd.	Shelby	Tennessee
Memphis, TN 38114

	300 W. Monument	Hinds	Mississippi
Jackson, MS 39203

USG Foreign Investments, Ltd.	None

Otsego Paper, Inc.	320 N. Farmer St	Allegan	Michigan
Otsego, MI 49078-1150

(d) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

Grantor:	Jurisdiction:
USG Corporation	Delaware

United States Gypsum Company	Delaware

25

Grantor:	Jurisdiction:
USG Interiors, Inc.	Delaware

L & W Supply Corporation	Delaware

California Wholesale Material Supply, LLC	Delaware

Livonia Building Materials, LLC	Michigan

River City Materials, Inc.	Arkansas

USG Foreign Investments, Ltd.	Delaware

Otsego Paper, Inc.	Delaware

(e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

Grantor	Mailing Address	County	State
USG Corporation	None

United States Gypsum Company	None

USG Interiors, Inc.	None

L & W Supply Corporation	None

California Wholesale Material Supply, LLC	None

Livonia Building Materials, LLC	None

River City Materials, Inc.	None

USG Foreign Investments, Ltd.	None

Otsego Paper, Inc.	None

26

(f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

Grantor	Collateral Possessor	Mailing Address	County	State
USG Corporation	Precision Components	1820 South 35th Ave Phoenix, AZ 85009	Maricopa	Arizona

	Texas Star Warehouse & Distribution, Inc.	5200 East Grand Avenue, Ste 400 Dallas, TX 75223-2216	Dallas	Texas

	Osterkamp Trucking Inc.	1350 E. Philadelphia Pomona, CA 91769	Los Angeles	California

	TriPak, Inc.	13615 Pioneer Way E. Puyallup, WA	Pierce	Washington

	TriPak, Inc.	1209 St. Paul Ave Tacoma, WA	Pierce	Washington

	American Warehouse Company, Inc.	4900 Dahlia St Denver, CO 80216	Denver	Colorado

	Lewis C. Howard Inc.	760 East Vine Street Kalamazoo, MI 49001	Kalamazoo	Michigan

	Oregon Metal Slitters. Inc.	7227 N. Leadbetter Rd. Portland, OR 97015	Clackamas	Oregon

	255 Blair Road LLC	255 Blair Road Avenel, NJ 07001	Middlesex	New Jersey

	11111 Santa Monica Boulevard, Ste 950 Los Angeles, CA 90025	National Industrial Portfolio Borrower, LLC	Los Angeles	California

	Hilltop	1555 1/2 Harvard Ave. Cleveland, OH 44105	Cuyahoga	Ohio

	Coil Slitting International	624 Hamilton Road Weirton, WV 26062	Hancock	West Virginia

	Feroleto Steel Company Inc	Half Moon Industrial Park Weirton, WV 26062	Hancock	West Virginia

	Wymore Transfer Co.	12651 SE Capps Rd Clackamas, OR 97015	Clackamas	Oregon

27

Grantor	Collateral Possessor	Mailing Address	County	State
	ALL METALS SERVICE & WAREHOUSING, INC.	100 All Metals Drive Cartersville, GA 30120	Bartow	Georgia

	COLONA TRANSFER L.P.	1755 Pennsylvania Ave Monaca, PA 15061	Beaver	Pennslyvania

	LANDFILL SERVICES (NORTHERN STATES POWER RED WING STEAM PLANT)	801 East Fifth Street Red Wing, MN 55066	Goodhue	Minnesota

	San Joanquin Steel Inc	2012 Sanguinetti Lane Stockton, CA 95025	San Joaquin	California

	Metal Coaters of California, Inc	9123 Center Ave Rancho Cucanmonga, CA 91730	San Bernardino	California
United States Gypsum Company	None

USG Interiors, Inc.	None

L & W Supply Corporation	None

California Wholesale Material Supply, LLC	None

Livonia Building Materials, LLC	None

River City Materials, Inc.	None

USG Foreign Investments, Ltd.	None

Otsego Paper, Inc.	None

28

3. Unusual Transactions. All Accounts have been originated by the Grantors in the ordinary course of business.
4. File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.
5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Grantor is located.
6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.
7. Deposit Accounts. Attached hereto as Schedule 7 is a true and correct list of Collateral Deposit Accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account and the account number.

29

     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate on this ___ day of January, 2009.

USG CORPORATION,
by
Name:
	Title:	Financial Officer

30

Schedule 1
     Changes in identity or corporate structure of Grantors within the past two years.
California Wholesale Material Supply, LLC
     Merger with: California Wholesale Material Supply, Inc. December 31, 2007
          1.  (a) Exact Legal Name of prior entity: California Wholesale Material Supply, Inc.
               (b) Prior Legal Names — None
               (c) Corporate Changes — N/A
               (d) Other Names — None
               (e) Organizational Identification Number — not known
               (f) FEIN — N/A
          2.  (a) Most Recent Location

California	8535 E. Florence Avenue	Los Angeles	California
Wholesale Material Supply, Inc.	Downey, CA 90240
               (b) Location of books and records for prior 2 years

California	8535 E. Florence Avenue	Los Angeles	California
Wholesale Material Supply, Inc.	Downey, CA 90240
               (c) Location of other collateral for prior 2 years

California Wholesale Material Supply, Inc.	See California Wholesale Material Supply, LLC list above
               (d) Jurisdiction of formation — California
               (e) Other business locations for prior 2 years

California Wholesale Material Supply, Inc.	None
               (f) Location of collateral in possession of another party for prior 2 years

California Wholesale Material Supply, Inc.	None
L & W Supply Corporation
     Merger with: Livonia Holdings, Inc. January 1, 2009

1. (a) Exact Legal Name of prior entity: Livonia Holdings, Inc.
               (b) Prior Legal Names — None
               (c) Corporate Changes — N/A
               (d) Other Names

Livonia Holdings, Inc.	MI, OH
Livingston Building Materials, LLC	MI
Frames, Doors & Hardware, Inc.	MI
Oakland Building Materials Co.	MI
Ceilings & Walls, Inc.	MI
Progressive Building Materials, Inc.	MI
East Side Building Materials Co.	MI
Acoustical Services, Inc.	MI
Specialty Distributors, Inc.	MI
Jackson Building Materials Co.	MI
Preferred Building Materials Co., Inc.	MI
               (e) Organizational Identification Number — 4125260
               (f) FEIN — ***
          2. (a) Most Recent Location

Livonia Holdings, Inc.	550 West Adams Street Chicago, IL 60661	Cook	Illinois
              (b) Location of books and records for prior 2 years

Livonia Holdings, Inc.	33900 Concord Livonia, MI 48150	Wayne	Michigan
              (c) Location of other collateral for prior 2 years

Livonia Holdings, Inc.	1087/1099Doris Auburn Hills, MI 48326	Oakland	Michigan

	1055 Doris Auburn Hills, MI 48326	Oakland	Michigan

	28187 Kehrig Drive Chesterfield, MI 48047	Macomb	Michigan

	28377 Kehrig Drive Chesterfield, MI 48047	Macomb	Michigan

	2632 Lippencott Flint, MI 48507	Genesee	Michigan

	4100 Lambert Drive Howell, MI 48855	Livingston	Michigan

	118 Rosehill #A Jackson, MI 49202	Jackson	Michigan
*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

32

118 Rosehill #D Jackson, MI 49202	Jackson	Michigan

120 Rosehill Jackson, MI 49202	Jackson	Michigan

33026 Capitol Livonia, MI 48150	Wayne	Michigan

12770 Farmington Livonia, MI 48150	Wayne	Michigan

615 Harbor Monroe, MI 48162	Monroe	Michigan

4315 Corporate Drive Mt. Pleasant, MI 48858	Isabella	Michigan

4180 Dove Road Port Huron, MI 48060	Saint Clair	Michigan

3725 East Washington Saginaw, MI 48601	Saginaw	Michigan

1255 W. Michigan Ave. Ypsilanti, MI 48197	Washtenaw	Michigan

10559 Geiser Road Holland, OH 43528	Lucas	Ohio

33000 Capitol Livonia, MI 48150	Wayne	Michigan

33900 Concord Livonia, MI 48150	Wayne	Michigan
          (d) Jurisdiction of formation — Delaware
          (e) Other business locations for prior 2 years

Livonia Holdings, Inc.	None
          (f) Location of collateral in possession of another party for prior 2 years

Livonia Holdings, Inc.	None
Livonia Holdings, Inc.
     Merger with: Livonia Operating, Inc. December 31, 2008
          1. (a) Exact Legal Name of prior entity: Livonia Operating, Inc.
               (b) Prior Legal Names — None
               (c) Corporate Changes — N/A

33

               (d) Other Names — None
               (e) Organizational Identification Number — 4125261
               (f) FEIN — N/A
          2. (a) Most Recent Location

Livonia Operating, Inc.	550 West Adams Street Chicago, IL 60661	Cook	Illinois
          (b) Location of books and records for prior 2 years

Livonia Operating, Inc.	550 West Adams Street Chicago, IL 60661	Cook	Illinois
          (c) Location of other collateral for prior 2 years

Livonia Operating, Inc.	None
          (d) Jurisdiction of formation — Delaware
          (e) Other business locations for prior 2 years

Livonia Operating, Inc.	None
          (f) Location of collateral in possession of another party for prior 2 years

Livonia Operating, Inc.	None

34

Schedule 5
UCC Financing Statements

Schedule 6
Filing Locations

Grantor:	Jurisdiction of Filing Office:
USG Corporation	Delaware

United States Gypsum Company	Delaware

USG Interiors, Inc.	Delaware

L & W Supply Corporation	Delaware

California Wholesale Material Supply, LLC	Delaware

Livonia Building Materials, LLC	Michigan

River City Materials, Inc.	Arkansas

USG Foreign Investments, Ltd.	Delaware

Otsego Paper, Inc.	Delaware

Schedule 7
Collateral Deposit Accounts maintained by each Grantor, including the name and address of the depositary institution, the type of account and the account number

	Name and Address of	Type of Account
	Depositary	(all accounts are		Related Lockbox
Name of Grantor	Institution	checking accounts)	Account Number	number, if any
US Gypsum Company	***		***	***
	***		***	***
***
USG Interiors, Inc.	***		***	***
	***		***	***
***
L & W Supply Corporation	***		***
***
***
***
***
***
***
	***		***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

	Name and Address of	Type of Account
	Depositary	(all accounts are		Related Lockbox
Name of Grantor	Institution	checking accounts)	Account Number	number, if any
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***
			***	***
***
***
***
***
***
***
***
***
	***		***
***
***
***
***
***
***
***
***
***
***
***
***
	***		***
***
	***		***
			***	***
	***		***
***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

3

	Name and Address of	Type of Account
	Depositary	(all accounts are		Related Lockbox
Name of Grantor	Institution	checking accounts)	Account Number	number, if any
***
	***		***
***
***
***
***
***
	***		***	***
			***	***
***
***
			***	***
California	***		***
Wholesale Material Supply, LLC	***		***
***
***
***
***
***
***
***
***
***
***
***
	***		***
***
***
***
			***	***
***
River City	***		***
Materials, Inc.			***
***
	***		***
***
***
L & W Supply	***		***
Corporation (formerly held by Livonia Holdings, Inc., a Delaware corporation which merged into L & W Supply Corporation)			*** *** *** *** *** *** *** *** ***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

4

	Name and Address of	Type of Account
	Depositary	(all accounts are		Related Lockbox
Name of Grantor	Institution	checking accounts)	Account Number	number, if any
Livonia Building	***		***
Materials, LLC

Otsego Paper, Inc.	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION***

5

EXHIBIT H
[FORM OF]
REVOLVING NOTE

$[Amount]	New York, New York
          FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby unconditionally promises to pay to the order of [LENDER NAME] or its registered assigns (the “Lender”), at the offices of JPMorgan Chase Bank, N.A. (“Administrative Agent”) at 270 Park Avenue, New York, NY 10017 or such other place as Administrative Agent shall have specified, in dollars and in immediately available funds, in accordance with Section 2.09(f) of the Credit Agreement (as defined below) on the Maturity Date (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the principal amount of [ Amount in -words ] dollars and 0/100 ($[Amount ]) or, if less, the then unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Credit Agreement.
          The Borrower further unconditionally promises to pay interest on the unpaid principal amount of each Revolving Loan made by the Lender to the Borrower in like money at said office until paid at the rate or rates per annum, from the dates and payable on the dates set forth in the Credit Agreement.
          This revolving note (this “Note”) is one of the promissory notes referred to in Section 2.09(f) of the Second Amendment and Restated Credit Agreement dated as of January [ ], 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among USG Corporation, a Delaware corporation, the Lenders from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, and [      ], as Syndication Agent, and is entitled to the benefits thereof and of the other Loan Documents.
          In case an Event of Default shall occur and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Credit Agreement.
          The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.
Exhibit H

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

USG CORPORATION

by
Name:
Title:
Exhibit H

2